                                                                   Exhibit 10.32

                                   ---------------------------------------------
                                   |           Confidential treatment has been |
                                   |requested for portions of this exhibit. The| |copy filed herewith omits the information | |subject to the confidentiality request. | |Omissions are designated as *****. A | |complete version of this exhibit has been | |filed separately with the Securities and |
                                   |Exchange Commission.                       |
                                   ---------------------------------------------


                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     This AMENDED AND RESTATED LOAN AGREEMENT is made as of the 7th day of August, 1996, by and among (a) OMNIPOINT COMMUNICATIONS INC. (the "Borrower"), a Delaware corporation having its principal place of business at 2000 North 14th Street, Suite 550, Arlington, Virginia 22201, (b) NORTHERN TELECOM INC., a Delaware corporation having a principal place of business at 200 Athens Way, Nashville, Tennessee 37228 as administrative agent for itself and the other Lenders party hereto and (c) the Lenders. This Amended and Restated Loan Agreement amends and restates the original Loan Agreement between Borrower and Northern Telecom Inc. dated as of July 21, 1995 in its entirety.

(S)I.  DEFINITIONS AND RULES OF INTERPRETATION.
       ---------------------------------------

       (S)A.  Definitions.
              -----------

       The following terms shall have the meanings set forth in this (S)1 or elsewhere in the provisions of this Loan Agreement referred to below:

       Accounts.  As defined in the Borrower Security Agreement.
       --------

       Accounts Receivable.  As defined in the Borrower Security Agreement.
       -------------------

       Additional Commitments.  (1) Loan Commitments, (2) Equity Commitments,
       ----------------------
(3) Borrower's Working Capital; (4) the then undrawn amount of any loan from an AC Lender pursuant to loan documentation that is finalized and in place; and (5) the then undrawn amount of any equity line from an AC Equity Investor pursuant to equity investment agreements that are finalized and in place. The aggregate of items (1) through (5) (after eliminating any duplication among such items) shall be in an amount that will be sufficient to cover (a) all operational cash requirements of Borrower shown as "cash from operations before cap/ex financing" on the Approved Full-Term Operating Business Plan, including, without limitation all interest payable to the FCC with respect to the License for the New York PCS Network for the period commencing on the measuring date in question (as specified in (S)7.12 hereof) and continuing until Borrower's EBTDA is positive (as shown on such Approved Full-Term Operating Business Plan), and (b) all principal payments on the Indebtedness to the FCC for the purchase price for the License for the New York PCS Network, provided that with respect to the
                                      --------
principal due to the FCC on account of the purchase price for the New York PCS Network License, the operational cash requirements shall only include all principal due to the FCC on the New York PCS Network License for the twelve (12) months succeeding such measuring date.

     Adjusted Borrower's Equity.  For any period, the sum of (i) Borrower's
     --------------------------
Equity and (to the extent not otherwise included), (ii) Subordinated Debt and
(iii) $95,194,000 (representing the difference between the price paid for a so-called "B Band" PCS License for the New York MTA ($442,712,00) and Borrower's cost of the License for the New York MTA ($347,518,000), less the cumulative amount of retained earnings (or deficit) of Borrower as determined in accordance with GAAP.

     Adjusted EBITDA.  For any period the sum of (i) EBITDA and (ii) Contributed
     ---------------
Capital infused into Borrower in the current calendar quarter.

     Adjusted Indebtedness.  For any period, Borrower's Indebtedness less
     ---------------------
Subordinated Debt owing to Parent or Grand Parent or any other Affiliate.

     Adjusted Total Debt.  Borrower's Indebtedness less Subordinated Debt.
     -------------------

     Adjusted Working Capital.  The difference from year to year between
     ------------------------
Borrower's "current assets" and "current liabilities" as shown on the audited balance sheet of Borrower (delivered pursuant to (S)7.18D); provided that in calculating Adjusted Working Capital hereunder the following shall be excluded:
(i) all receivables outstanding more than 60 days past invoice date; (ii) all inventories that otherwise would be included as current assets under such balance sheet; and (iii) the current portion of long-term debt, in each case consistently applied.

     Administrative Agent.  Northern Telecom Inc. and each successor
     --------------------
Administrative Agent appointed pursuant to (S)13.9 hereof.

     Administrative Agent's Office.  The Administrative Agent's office set forth
     -----------------------------
in the preamble hereof and upon the appointment of a successor Administrative Agent pursuant to (S)13.9 hereof such address as shall be provided by such successor Administrative Agent.

     Administrative Agent's Special Counsel.  Hale and Dorr.
     --------------------------------------

     Affiliate.  As to any Person, any other Person which, directly or
     ---------
indirectly, is in control of, is controlled by, or is under common control with such person. For purposes of this definition, control of a Person shall include the power, direct or indirect, (i) to vote 50% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons of such Person or (ii) to direct or cause direction of the management and policies of such Person whether by contract or otherwise.

     Applicable Commitment.  Each Lender's commitment to make Tranche A Loans,
     ---------------------
Tranche B Loans and Tranche C Loans.

     Applicable Lending Period.  For Tranche A Loans and Tranche B Loans, the
     -------------------------
period beginning with the Closing Date and ending on the Tranche A and B Commitment Termination Date (inclusive), and for Tranche C Loans, the period beginning with the Closing Date and ending on the Tranche C Final Repayment Date.

     Applicable Margin.  For LIBOR Rate Tranche A Loans, 4.45% per annum; for
     -----------------
LIBOR Rate Tranche B Loans and LIBOR Rate Tranche C Loans, 5.5% per annum.

     Approved Annual Operating Business Plan.  See (S)7.18B.
     ---------------------------------------

     Approved Full Term Operating Business Plan.  See (S)7.18A.
     ------------------------------------------

     Assignment and Acceptance.  See (S)17.1.
     -------------------------

     Assignment and Acceptance Agreement.  An assignment and acceptance
     -----------------------------------
agreement executed by an assignor and an assignee pursuant to which the assignor, subject to and in accordance with the terms hereof, assigns to assignee all or any portion of such assignor's Notes and Commitments, substantially in the form of Exhibit D.
                             ------- -

     BTA.  The unit of division (of which there are 493) for the United States
     ---
of America, devised by Rand McNally based upon geography, population and other factors, which units form the basis for the auction of PCS Licenses by the FCC.

     Balance Sheet Date.  December 31, 1995.
     ------------------

     Base LIBOR Rate.  For any Interest Period, the rate which appears on Page
     ---------------
3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits in an amount approximately equal to the amount of the requested Loan for a three-month period, as shown under the heading "USD" as of 11:00 a.m. (London time), two (2) LIBOR Business Days before the first day of such Interest Period provided, that, in the event
                                                  --------
no such rate is available, the rate shall be the rate per annum equal to the arithmetic mean of the rates shown on the LIBO page of Reuters Money Service at approximately 11:00 a.m. (London time) as of such day in an amount approximately equal to the amount of the requested Loan as of the first day of the relevant Interest Period.

     Base Rate.  For Tranche A Loans for the applicable Interest Period, the per
     ---------
annum rate equal to the sum of (i) the Prime Rate in effect on the first Business Day of the applicable Interest Period and (ii) 1.70%.

     For Tranche B and C Loans for the applicable Interest Period, the per annum rate equal to the sum of (i) the Prime Rate in effect on the first Business Day of the applicable

Interest Period and (ii) 2.75%.

          For all Base Rate Loans, the Base Rate, once determined, shall remain unchanged during the applicable Interest Period.

     Base Rate Loans.  Loans bearing interest calculated by reference to the
     ---------------
Base Rate.

     Borrower.  As defined in the preamble hereto.
     --------

     Borrower Security Agreement.  That certain Amended and Restated Borrower
     ---------------------------
Security Agreement in substantially the form of Exhibit E attached hereto, among
                                                ---------
Borrower, the Collateral Agent, the Nortel Administrative Agent and the Ericsson Administrative Agent of even date, as may be amended, restated, modified or supplemented and in effect from time to time.

     Borrower's Equity.  The amount of shareholder equity shown on Borrower's
     -----------------
balance sheet prepared in accordance with GAAP.

     Borrower's Obligations.  All indebtedness, obligations and liabilities of
     ----------------------
Borrower to the Administrative Agent and the Lenders, arising or incurred under this Loan Agreement or any of the other Loan Documents or in respect of any of the Loans made or any of the Notes or other instruments at any time evidencing any thereof, existing on the date of this Loan Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

     Breakage Costs.  Any loss, cost or expense (including loss of anticipated
     --------------
profit) that any Lender or the Administrative Agent may sustain or incur as a consequence of (a) a default by Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender or the Administrative Agent to lenders of funds obtained by it in order to make its LIBOR Rate Loans or (b) the making of any payment of a LIBOR Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender or the Administrative Agent to lenders of funds obtained by it in order to maintain any such Loans.

     Business Day.  Any day other than a Saturday, a Sunday or a day on which
     ------------
commercial banks located in New York City are authorized or required by law or other governmental action to close.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible

(such as patents, copyrights, trademarks, franchises, Licenses and good will); provided that Capital Assets shall not include any item customarily charged
--------
directly to expense or any item the entire useful life of which is depreciated over a period of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures.  Amounts paid or Indebtedness incurred by Borrower in
     --------------------
connection with the purchase or lease by Borrower of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

     Capitalized Leases.  Leases under which Borrower is the lessee or obligor,
     ------------------
the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     Cash.  For any period, the sum of (i) Borrower's cash, (ii) Borrower's
     ----
Investments to the extent they are permitted by (S)8.4 (b) through (e) below,
(iii) Loan Commitments, the proceeds of which are available to be used for general business purposes of Borrower including the payment of interest owed with respect to Indebtedness permitted by Section 8.1., (iv) the portion of the Tranche C Commitment then remaining undrawn, (v) Equity Commitments and (vi) until June 30, 1998, the greater of (a) zero and (b)(1) the lesser of $25,000,000 and the then remaining undrawn amount of the Tranche A Advance Commitments (as defined in the Ericsson Loan Agreement) minus (2) the aggregate amount of interest accrued on advances (whether or not paid) under the Ericsson Loan Agreement.

     Change in Control.  The acquisition by any Person, or two or more Persons
     -----------------
acting in concert (a "group"), of beneficial ownership (within the meaning of
                      -----
Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of the outstanding shares of Voting Stock of Borrower, provided, however, that if a change of ownership which would
             --------
otherwise constitute a Change in Control results from a publicly underwritten offering of Borrower's, securities and the proceeds of such public offering are used to create a reserve sufficient in amount to pay all Indebtedness owing with respect to Borrower's FCC Licenses and other Capital Expenditures (other than Capital Expenditures financed by this Loan Agreement) for the amortization period of the FCC Licenses, then such change of ownership shall not by itself constitute a Change in Control.

     Closing Date.  The first date on which the conditions set forth in (S)9
     ------------
have been satisfied or waived through written acknowledgment of Administrative Agent.

     Collateral.  All of the property, rights and interests of
     ----------

Borrower and Parent that are or are intended to be subject to the security interests created by the Borrower Security Agreement and the Pledge Agreement.

     Collateral Agent.  Mellon Bank, N.A. or any successor thereto appointed
     ----------------
pursuant to (S)6.5 of the Intercreditor Agreement.

     Collateral Documents.  The Borrower Security Agreement and the Pledge
     --------------------
Agreement.

     Commitment.  The obligation of the Lenders to make Loans to Borrower,
     ----------
subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding $382,500,000.

     Commitment Percentage.  The percentages in which the Lenders are bound to
     ---------------------
make Loans to the Borrower under the Commitment. Prior to the occurrence of an Assignment and Acceptance of any portion of NTI's Commitment, NTI's Commitment Percentage shall be 100%.

     Communications Act.  The Communications Act of 1934, as amended, and the
     ------------------
rules and regulations issued thereunder, as from time to time in effect.

     Compliance Certificate.  As defined in (S)7.18E and in substantially the
     ----------------------
form set forth in Exhibit C attached hereto.
                  ---------

     Contingent Obligation.  As to any Person, any obligation of such Person
     ---------------------
guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary
                    -------------------                             -------
obligor") in any manner, whether directly or indirectly, including, without
-------
limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain net worth, solvency or other financial statement condition of the primary obligor, (c) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary or holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure, protect from loss, or hold harmless the beneficiary or holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include the indorsement of instruments for deposit or collection in the ordinary course of business. The term Contingent Obligation shall also include the liability of a general partner in respect of the recourse liabilities of the partnership in which it is a general partner. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such

Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

     Contributed Capital.  The sum of (i) proceeds from the sale of Borrower's
     -------------------
equity securities received during the applicable period, plus (ii) Subordinated Debt incurred by Borrower during the applicable period and interest which has accrued thereon and which remains unpaid.

     Debt Service.  For any period, the aggregate amount of interest and
     ------------
principal required to be paid by Borrower during such period on all Indebtedness of Borrower outstanding during all or any part of such period (excluding (a) the amount of any Net Funds Payment required to be paid during such period pursuant to (S)3.2.B hereof, (b) the amount of any prepayment required to be paid during such period pursuant to (S)3.C hereof or (S)3.02(a) or (b) of the Ericsson Loan Agreement and (c) interest capitalized under loans where such loans provide for the funding of interest costs), whether such interest and principal was or is required to be reflected as an item of expense or capitalized, including scheduled payments in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, origination fees, balance deficiency fees and similar fees or expenses in connection with Indebtedness.

     Default.  Any of the events or circumstances specified in (S)11.1, whether
     -------
or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     Distribution.  The declaration or payment of any cash dividend, dividend in
     ------------
kind or cash equity distributions on or in respect of any shares of any class of capital Stock of Borrower, other than dividends payable solely in shares of common Stock of Borrower; the purchase, redemption, or other retirement of any shares of any class of capital Stock of Borrower; the return of capital by Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital Stock of Borrower.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     ------------

     Domestic Lending Office.  In respect of any Lender, initially, the office
     -----------------------
or offices of such Lender in the United States designated as such on Schedule
                                                                     --------
1.1; or thereafter, such other office, if any, of such Lender through which it
---
shall be making or maintaining Base Rate Loans, as reported by such Lender in the United States to the Administrative Agent and the Borrower.

     Draw Request.  See (S)2.8.
     ------------

     Drawdown Date.  The date on which any Loan is made or is
     -------------
to be made. Notwithstanding the foregoing, if the applicable Drawdown Date would occur on a day which is not a Business Day, the Drawdown Date shall be the next Business Day.

     Drawdown Report and Certificate.  A report signed by the Borrower's Chief
     -------------------------------
Financial Officer or other authorized officer of the Borrower and submitted to Administrative Agent with each Tranche B Draw Request certifying that the proceeds of the prior month's Tranche B Loans were used to pay those Tranche B Eligible Expenses for which such Tranche B Loans were requested (except to the extent that Borrower disputes in good faith its obligation to pay a Tranche B Eligible Expense), a list of all Tranche B Eligible Expense payments made, showing the identity of the Person paid, the amount and the reasons for such payment, a list of all Persons who were scheduled to be paid or who were paid $100,000 or more during the prior month together with satisfactory evidence of payment, and a list of all Tranche B Eligible Expenses which are in dispute; provided that if Borrower asserts that it is barred from providing certain of the supporting documentation required hereunder by reason of a confidentiality agreement with any vendor, Borrower shall be required, as a condition of receiving the payment therefor, to provide Administrative Agent with (a) a copy of the confidentiality agreement in question (b) a description of the particular items associated with such vendor, and (c) such other information as Administrative Agent reasonably believes is necessary (consistent with the confidentiality agreement) to substantiate the applicable Tranche B Eligible Expenses.

     EBITDA.  For any period, Net Income (or loss) of the Borrower for such
     ------
period plus, to the extent deducted or accrued in determining Net Income, the sum of each of the following for such period: (i) depreciation, amortization and other non-cash charges; (ii) income tax expense; and (iii) Total Interest Expense.

     EBTDA.  For any period, Net Income (or loss) of the Borrower for such
     -----
period plus, to the extent deducted or accrued in determining Net Income, the sum of each of the following for such period: (i) depreciation, amortization and other non-cash charges; (ii) income tax expense; and (iii) cash interest not being paid as an express feature of the related debt instrument.

     Eligible Assignee.  See (S)17.1.
     -----------------

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(3) of ERISA maintained or contributed to by any of Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Laws.  Any federal, state or local law, statute, rule or
     ------------------
regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous substances or solid or hazardous waste; (ii) air, water or noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wildlife, marine sanctuaries and wetlands, including without limitation all endangered and threatened species; (vi) underground and other storage tanks or vessels, abandoned, disposed or discarded barrels, containers and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or oil or petroleum products or solid or hazardous waste, including, without limitation, (a) the Comprehensive Environmental Response. Compensation and Liability Act, as amended, 42 USCA (S)9601 et seq. ("CERCLA");
                                                            ------    ------
(b) the Resource Conservation and Recovery Act of 1976, as amended, 42 USCA
(S)6901 et. seq. ("RCRA"); (c) the Toxic Substance Control Act, as amended, 15
        -------
USCA (S)2601 et seq.; (d) the Water Pollution Control Act, as amended, 33 USCA
             ------
(S)1251 et seq.; (e) the Clean Air Act, as amended 42 USCA (S)7401 et seq.; (f)
        ------                                                     ------
the Hazardous Material Transportation Act, as amended, 49 USCA (S)1801 et seq.
                                                                       ------
(g) the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), and (h) all rules, regulations judgments decrees injunctions and restrictions thereunder and any analogous state law. As used above, the terms "release," "threatened release," "hazardous substance" and "environment" shall have the meaning set forth in CERCLA, and the terms "solid waste" and "dispose" (or "disposal") shall have the meaning set forth in the RCRA.

     Environmental Permits.  See (S)6.25(d).
     ---------------------

     Equipment.  As defined in the Borrower Security Agreement.
     ---------

     Equity Commitment.  Binding written commitment(s) (not in default) for the
     -----------------
making of a cash equity investment in Borrower from a Person or entity (the "AC Equity Investor") which (I) in the sole judgment of the Required Lenders has the financial resources and capability of performing the commitment and making the equity investment or (II) is from Parent or Grand Parent if and to the extent such Person is holding cash, securities for which there is a readily available market on established stock exchanges including over-the-counter exchanges or other permitted Investments under (S)8.4(b) through (e) equal to or in excess of the amount of the Equity Commitment in question (and which equity investment is to be made in the form of Subordinated Debt or equity), which equity commitment
(w) is complete, with all schedules, (x) is in the form customarily utilized by institutional venture capital firms for binding written commitments that have passed all internal credit reviews, (y) has been fully executed by the AC Equity investor and

Borrower and (z) makes the AC Equity Investor's obligation to make the equity investment subject only to (i) credit verification of the Borrower showing no material adverse change in the financial condition of Borrower since the date of the credit review (on which the equity commitment was predicated) and (ii) completion and delivery of documentation and other documents, certificates and opinions customarily required by institutional equity investors satisfactory to AC Equity Investor's counsel.

     Ericsson Loan Agreement.  The Loan Agreement dated as of August 7, 1996
     -----------------------
among the Borrower, Ericsson, Inc., as Administrative Agent and the lenders parties thereto, as the same may be amended from time to time in compliance with the Intercreditor Agreement.

     ERISA.  The Employee Retirement Income Security Act of 1974, as amended
     -----
from time to time, and the rules and regulations issued thereunder as from time to time in effect.

     ERISA Affiliate.  Any Person which is treated as a single employer with
     ---------------
Borrower under (S)414 of the IRC.

     ERISA Event.  With respect to Borrower or any ERISA Affiliate, (a) a
     -----------
Reportable Event, (b) the withdrawal of Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001 (a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan for a distress termination of the Plan under (S)4041(c) of ERISA, or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or to cause the imposition of any liability (other than PBGC premiums due but not delinquent under Section 4007 of ERISA) in excess of $250,000 under Title IV of ERISA.

     Event of Default.  Any of the events specified in (S)11.1, provided,
     ----------------
however, that any requirement for the giving of notice, or the lapse of time, or both, or any other condition, event or act has been satisfied.

     Excess Amount.  See (S)7.6.
     -------------

     Expense Allocation Agreement.  That certain Expense Allocation Agreement
     ----------------------------
among Borrower, Parent and Grand Parent dated as of July 21, 1995, which provides for the allocation of expenses and overhead among Borrower, Parent, Grand Parent and their Affiliates satisfactory to Administrative Agent and the Required Lenders (as may be amended from time to time, but only if approved by the Administrative Agent and the Required Lenders).

     FCC.  The Federal Communications Commission or any Governmental Body
     ---
succeeding to the functions thereof.

     Full Term Operating Business Plan.  See (S)7.18A.
     ---------------------------------

     GAAP or generally accepted accounting principles. Whether directly or
     ------------------------------------------------
indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, provided that
                                                                   --------
if such Board after the date hereof shall promulgate or adopt accounting principles that materially differ over the term of this Loan Agreement from those in effect on the Balance Sheet Date, Borrower and the Administrative Agent will endeavor in good faith to amend (i) the definition of GAAP to include such different principles and (ii) the covenants contained in (S)7.19 hereof in order to reflect in substance the same limitations and restrictions as in effect prior to such amendment to the definition of GAAP, it being understood that until the Administrative Agent and Borrower shall reach agreements on such new covenants, the covenants contained in (S)7.19 hereof continue to be effective, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of Borrower adopting the same principles, provided that in each case referred to in this
                              --------
definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles are presented fairly in all material respects in conformity with such principles applied on a consistent basis.

     General Intangibles.  As defined in the Borrower Security Agreement.
     -------------------

     Governmental Body.  Any nation or government, any state or other political
     -----------------
subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

     Grand Parent.  Omnipoint Corporation, a Delaware corporation.
     ------------

     Grants of Security Interests.  As defined in the Borrower Security
     ----------------------------
Agreement.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(3) of ERISA maintained or contributed to by any of Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guaranty Agreement.  That certain Limited Recourse Guaranty Agreement of
     ------------------
even date, substantially in the form attached hereto as Exhibit F-1 executed by Parent in favor of the Administrative Agent and Lenders as the same may be amended, restated, modified or supplemented in accordance with the Loan Documents and in effect from time to time.

     Highest Lawful Rate.  As to any Lender the maximum rate of interest, if
     -------------------
any, that at any time or from time to time may be contracted for, taken, charged or received by such Lender on the Notes held thereby, as the case may be, or which may be owing to such Lender pursuant to this Loan Agreement and the other Loan Documents under the laws applicable to such Lender and this transaction.

     IRC.  The Internal Revenue Code of 1986, as amended.
     ---

     Indebtedness.  As to any Person, at a particular time, all items which
     ------------
constitute, without duplication, (i) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (ii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iii) obligations with respect to any conditional sale or title retention agreement, (iv) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (v) all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), (vi) obligations under Capitalized Leases, (vii) amounts owed to the FCC on the FCC License for the New York PCS Network, (viii) all Contingent Obligations and (ix) interest that is accreted or otherwise accrued and unpaid on Subordinated Debt.

     Indebtedness Cap.  In the aggregate, at any one time outstanding, One
     ----------------
Billion Dollars ($1,000,000,000); provided, however, that such amount shall be
(a) decreased to the extent that Borrower sells, in compliance with applicable law and with all Necessary Authorizations, any portion of the License for the New York PCS Network and (b) increased if and to the extent Borrower acquires additional Licenses for other PCS Networks, in each case with the adjustment (upward or downward) to be calculated on the basis of $37.50 times the total number of persons in the United States population ("POP's") in the FCC licensed area sold (or acquired) as the case may be and provided further that no adjustment of the Indebtedness Cap shall be made for actual changes in the POP's in the absence of any purchase or sale transaction.

     Information.  Collectively, the information which Borrower or Parent has
     -----------
previously provided or caused to be provided to Administrative Agent relating to Borrower's and Parent's business and operations and other information which is available generally and of which Administrative Agent is aware relating to Borrower's and Parent's business and operations.

     Insolvent or Insolvency.  With respect to any Person on a particular date,
     ---------    ----------
the condition that on such date, (i) the present fair salable value of the assets of such Person is less than the amount that will be required to pay the probable liabilities of such Person as and when they become due including, without limitation, Contingent Obligations, of such Person, or (ii) such Person is not generally paying its debts as and when they become due, or (iii) such Person is engaged in business or a transaction, or is about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital. With respect to determining in (i) the fair salable value of an FCC License during the initial three year period in which transfers are restricted by the FCC, the effect of such a transfer restriction shall be ignored.

     Intellectual Property.  All copyrights, Trademarks, service marks, Patents,
     ---------------------
trade names and service names, Licenses and the like.

     Intercreditor Agreement. See (S)8.2.
     -----------------------

     Interest Payment Date.  The last day of any Interest Period.
     ---------------------

     Interest Period.  With respect to each Loan, (a) initially, the period
     ---------------
commencing on the Drawdown Date of such Loan (inclusive) and ending on the last day of the sooner of March, June, September or December (inclusive); and (b) thereafter, each period commencing on the first day after the end of the immediately preceding Interest Period (inclusive) and ending on the last day of the sooner of March, June, September or December (inclusive). Interest shall be due and payable with respect to any Loan as provided in (S)2.6 and other applicable provisions hereof. Notwithstanding the foregoing:

          (A) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall end on the immediately preceding LIBOR Business Day (inclusive);

                                  ---------------------------------------------
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                                  ---------------------------------------------


          (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the immediately preceding Business Day (inclusive); and

          (C) with respect to Tranche A Loans or Tranche B Loans, any Interest Period that would otherwise end after the Tranche A and B Maturity Date shall end on the Tranche A and B Maturity Date (inclusive); and

          (D) with respect to Tranche C Loans, any Interest Period that would otherwise end after the Tranche C Final Repayment Date shall end on the Tranche C Final Repayment Date (inclusive).

     Interest Rate Election Notice.  See (S)2.6A(b).
     -----------------------------

     Investments.  All expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Contingent Obligations), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Key Barometers.  For any quarterly period, the number of cell sites
     --------------
constructed, the total number of customers, the number of new customers acquired, the number of customers who terminated and the average monthly charges billed to customers during the applicable quarter.

     Lender.  NTI and any other Person which becomes a Lender by reason of an
     ------
Assignment and Acceptance in accordance with the terms of this Loan Agreement after the Closing Date.

     Lenders' Tranche A Commitment.  The obligation for the Lenders to make
     -----------------------------
Tranche A loans to Borrower, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding ****** or if such commitment is terminated

                                  ---------------------------------------------
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                                  |has been omitted and filed separately with |
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                                  ---------------------------------------------

pursuant to the provisions hereof, zero.

     Lenders' Tranche B Commitment.  The obligations of the Lenders to make
     -----------------------------
Tranche B Loans to Borrower, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding ****** or if such commitment is terminated pursuant to the provisions hereof, zero.

     Lenders' Tranche C Commitment.  The obligation of the Lenders to make
     -----------------------------
Tranche C Loans to Borrower, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding ****** or if such commitment is terminated pursuant to the provisions hereof, zero.

     LIBOR Business Day.  Any day on which commercial banks are open for
     ------------------
international business (including dealings in Dollar deposits) in London.

     LIBOR Lending Office.  In respect of any Lender, initially, the office or
     --------------------
branch of such Lender designated as such on Schedule 1.1 (or, if no such office
                                            -------- ---
or branch is specified, its Domestic Lending Office); or thereafter, such other office or branch, if any, of such Lender which shall be making or maintaining LIBOR Rate Loans, as reported by such Lender to the Administrative Agent and the Borrower.

     LIBOR Rate.  For the applicable Interest Period, a simple per annum
     ----------
interest rate (rounded upward, if necessary, to the nearest one-hundredth (1/100th) of one percent) equal to the sum of (a) the quotient of (i) the Base LIBOR Rate divided by (ii) one minus the LIBOR Reserve Rate, stated as a decimal, plus (b) the Applicable Margin. The LIBOR Rate, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the LIBOR Reserve Rate.

     LIBOR Rate Loans.  Loans bearing interest calculated by reference to the
     ----------------
LIBOR Rate.

     LIBOR Reserve Rate.  With respect to the Interest Period for any LIBOR Rate
     ------------------
Loan, the maximum rate (expressed as a decimal) applicable during such Interest Period at which any Lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding and having a term equal to such Interest Period in an amount comparable to the amount of such LIBOR Rate Loan. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Rate.

     Licenses.  Any mobile telephone, cellular telephone, microwave, paging or
     --------
other license, authorization, certificate of compliance, franchise, approval or permit, whether for the construction or the operation of any PCS System, granted or issued by the FCC and any other federal Governmental Bodies and held by the Borrower. The initial list of Licenses of Borrower as of the Closing Date are identified on Schedule
                                                                      --------
1.2 attached hereto.
---

     Lien.  Any mortgage, pledge, hypothecation, assignment, deposit or
     ----
preferential arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any Capital Lease or other financing lease having substantially the same economic effect as any of the foregoing.

     Loan Agreement.  That certain Loan Agreement dated as of July 21, 1995
     --------------
among the Borrower, the Administrative Agent and the lenders party thereto, as amended and restated in its entirety by this Amended and Restated Loan Agreement, including the Schedules and Exhibits hereto, as the same may be amended, restated, modified or supplemented and in effect from time to time.

     Loan Commitment.  Binding written commitment(s) (not in default) for the
     ---------------
making of a loan (in cash) to Borrower that is Subordinated Debt from a Person or entity (the "AC Lender") which has, in the sole judgment of the Required Lenders, the financial resources and capability of performing the commitment and making the loan, which loan commitment (w) is complete with all schedule(s), (x) is in the form customarily utilized by institutional lenders for binding written loan commitments that have received all internal credit approvals, (y) has been fully executed by the AC Lender and Borrower and (z) makes the AC Lender's obligation to lend subject only to (i) credit verification of Borrower showing no material adverse change in the financial condition of Borrower since the date of the credit review (on which the loan commitment was predicated) and (ii) completion and delivery of loan documentation and other documents, certificates, and opinions customarily required by institutional lenders satisfactory to the AC Lender's counsel.

     Loan Documents.  This Loan Agreement, the Notes, the Borrower Security
     --------------
Agreement, the Pledge Agreement, the Guaranty Agreement, the Subordination Agreement (Parent), the Subordination Agreement (Grand Parent), the Mortgage, the Intercreditor Agreement, the Draw Requests, any mortgage or deed of trust entered into pursuant to (S)7.20, any option entered into pursuant to
(S)8.2(g)(II) and any other agreements or documents contemplated hereby or thereby and all schedules, exhibits and annexes thereto.

     Loans.  Collectively, the Tranche A Loans, the Tranche B Loans and the
     -----
Tranche C Loans.

     MTA.  Any "major trading area" as set forth on the Rand McNally 1992
     ---
Commercial Atlas & Marketing Guide, 123rd Edition, at pages 38-39 ("BTA/MTA Map") and utilized by the FCC in dividing the

50 states, the District of Columbia and United States territories into 51 MTAs for the purpose of licensing PCS Systems.

     Material Adverse Effect.  An effect resulting from any circumstance or
     -----------------------
event of whatever nature (including, without limitation, any adverse determination in any litigation) which does, or could reasonably be expected to, materially and adversely (i) impair the validity or enforceability of any of the Loan Documents, (ii) impair the ability of the Borrower to pay the Borrower's Obligations in accordance with their terms, (iii) cause a Default, (iv) affect the business, property, operations, or financial or other condition of Borrower or Parent, or (v) impair or affect the Collateral or Lender's Liens on the Collateral or the priority of such Liens.

     Material Contract.  With respect to any Person, each contract to which such
     -----------------
Person is a party involving aggregate consideration payable to or by such Person of $5,000,000 or more in any 12-month period or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

     Material Employment Agreements.  The material employment and similar
     ------------------------------
contracts and agreements for the categories of officer and employment responsibilities set forth on Schedule 1.3 as the same may be amended,
                              -------- ---
supplemented or otherwise modified from time to time, and any agreements entered into with successor employees and officers relating to the same categories of responsibilities.

     Materials of Environmental Concern.  Any chemicals, pollutants or
     ----------------------------------
contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the RCRA), toxic materials, oil or petroleum and petroleum products, or any other material subject to regulation under any Environmental Laws.

     Maturity Date.  For Tranche A and Tranche B Loans, the Tranche A and B
     -------------
Maturity Date; for Tranche C Loans, the Tranche C Final Repayment Date.

     Mortgage.  The Purchase Money Commercial Mortgage and Security Agreement
     --------
dated as of November 1, 1995 in favor of Lender, as amended and assigned to the Collateral Agent by Amendment and Assignment dated August 7, 1996, and as further amended from time to time in compliance with the Loan Documents.

     Multiemployer Plan.  A "multiemployer plan" as defined in Sections
     ------------------
4001(a)(3) and 3(37)(A) of ERISA, and to which Borrower or any ERISA Affiliate is making, or is obligated to make, contributions or has made, or been obligated to make, contributions.

     NTI.  Northern Telecom Inc., a Delaware corporation.
     ---

     Necessary Authorizations.  All approvals and licenses from, and all filings
     ------------------------
and registrations with, any governmental or other regulatory authority, including, without limitation, the Licenses and all grants, approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable Borrower to own, construct, maintain and operate PCS Systems and to make and hold investments in other Persons who own, construct, maintain and operate PCS Systems.

     Net Cash Proceeds.  With respect to any transaction by any Person, the
     -----------------
aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction, after deducting therefrom only

          (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, and

          (b) the amount of taxes payable in connection with or as a result of such transaction,

in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of the Borrower and are properly attributable to such transaction or to the asset that is the subject thereof.

     Net Funds Amount.  With respect to any date of determination, the sum of
     ----------------
(a) EBTDA for the most recent completed fiscal year of the Borrower preceding such date of determination (the "Prior Fiscal Year"), plus (b) to the extent deducted in calculating Net Income for the Prior Fiscal Year, the aggregate amount of interest payments made by Borrower in respect of Subordinated Debt owing to Parent or Grand Parent less (without duplication) the following: (i) taxes actually paid during the Prior Fiscal Year, (ii) Capital Expenditures, net of proceeds of new financing(s) for all or any portion of such Capital Expenditures made during the Prior Fiscal Year, (iii) the aggregate amount of scheduled principal payments required under this Loan Agreement or on Indebtedness owed to an Other Lender as well as to holders of Indebtedness allowed under Sections 8.1(c) and (g) during the Prior Fiscal Year, and during the fiscal year of the Borrower in which such date of determination falls, (iv) the aggregate amount of mandatory prepayments (other than mandatory prepayments under (S)3.2C hereunder or (S)3.02(b) of the Ericsson Loan Agreement or an equivalent mandatory prepayment on Indebtedness owed to an Other Lender) made under this Loan Agreement, the Ericsson Loan Agreement or on Indebtedness owed to an Other Lender for the Prior Fiscal Year, (v) Adjusted Working Capital during the Prior Fiscal Year and (vi) scheduled principal payments actually made by Borrower with respect to the FCC License for the New York PCS Network.

     Net Funds Payment.  See (S)3.2.C.
     -----------------

     Net Income.  For any period, net income determined in accordance with GAAP.
     ----------

     New York PCS Network.  A PCS Network in the New York MTA pursuant to an FCC
     --------------------
License awarded to Borrower.

     Note Record.  A Record with respect to a Note.
     -----------

     Notes.  The Tranche A Notes, the Tranche B Notes, and/or the Tranche C
     -----
Notes, as the case may be.

     Operating Cash Flow.  EBITDA after eliminating any extraordinary gains and
     -------------------
losses, including gains and losses from the sale of assets not in the ordinary course of business.

     Orbitel.  Orbitel Mobile Communications, Ltd.
     -------

     Origination Fee.  $7,500,000.
     ---------------

     Other Lender.  See (S)8.2.
     ------------

     Outstanding Amount.  With respect to the Loans, the aggregate unpaid
     ------------------
principal thereof as of any date of determination.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of
     ----
ERISA, or any Governmental Body succeeding to the functions thereof.

     PCS.  The business of providing mobile communications services through the
     ---
use of microcells on microwave broadband frequencies with numerous low-power transmitters, each serving a small area, but excluding cellular telephone services.

     PCS System.  A PCS radio telephone system constructed and operated in a BTA
     ----------
or an MTA (or any successor territorial designation) pursuant to an FCC License therefor.

     Parent.  Omnipoint PCS, Inc., a Delaware corporation.
     ------

     Patents.  As defined in the Security Agreement.
     -------

     Payment Date.  See (S)3.1A.
     ------------

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)8.2.

     Person.  Any natural person, corporation, firm, joint venture, limited
     ------
liability company, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     Plan.  With respect to Borrower or any ERISA Affiliate, at any time, an
     ----
employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the IRC and is maintained for the employees of Borrower or any ERISA Affiliate.

     Pledge Agreement.  That certain Amended and Restated Pledge Agreement of
     ----------------
even date in substantially the form attached hereto as Exhibit F executed among
                                                       ---------
Parent, Collateral Agent, the Nortel Administrative Agent and the Ericsson Administrative Agent, as may be amended, restated, modified or supplemented in accordance with the Loan Documents and in effect from time to time.

     Pledged Collateral.  As defined in the Pledge Agreement.
     ------------------

     Pledged Shares.  As defined in the Pledge Agreement.
     --------------

     Prime Rate.  The rate of interest quoted at such time by the Toronto-
     ----------
Dominion Bank, New York Branch as its "base rate" or "prime rate" provided,
                                                                  --------
that, in the event no such rate is available, the rate shall be the rate of interest quoted in The Wall Street Journal's "Money Rates" section as the prime
                   -----------------------
rate. The Prime Rate is not necessarily the lowest rate of interest charged to borrowers at any applicable time.

     Proceeds.  As defined in the Borrower Security Agreement and Pledge
     --------
Agreement, respectively.

     Property.  All types of real, personal, tangible, intangible or mixed
     --------
property, including, without limitation, all FCC Licenses.

     Purchaser.  Omnipoint Communications Inc., a Delaware corporation, in its
     ---------
capacity as a purchaser under the Supply Agreement.

     Rate Hedging Agreements.  (i) any and all agreements, devices or
     -----------------------
arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or dollar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     Real Estate.  Any parcel of real property or any facility currently (or for
     -----------
purposes of compliance with Environmental Laws, formerly) owned, operated or controlled by the Borrower.

     Record.  The grid attached to a Note, or the continuation of such grid, or
     ------
any other similar record, including computer records, maintained by the Lender with respect to any Loan referred to in such Note.

     Register.  See (S)17.3.
     --------

     Reportable Event.  Any of the events set forth in Section 4043(b) of ERISA
     ----------------
or the regulations thereunder.

     Required Lenders.  (i) unless and until an Assignment and Acceptance occurs
     ----------------
in accordance with the terms of this Loan Agreement, NTI, and (ii) upon the occurrence of an Assignment and Acceptance by NTI in accordance with the terms of this Loan Agreement (a) at any time that there exists no Default hereunder, Lenders the total of whose portion of the Commitment equals or exceeds fifty-one percent (51%), or (b) at any time that there exists a Default hereunder, Lenders the total of whose Loans outstanding equals or exceeds fifty-one percent (51%) of the total Outstanding Amount of the Loans.

     Revenue.  For any period, the sum of (a) gross billings to subscribers, net
     -------
of taxes and other direct pass-through charges, (b) net revenue from the sale of equipment, (c) so-called roamer revenue, net of direct pass-through charges and
(d) other revenue of Borrower (in the case of resales net of associated direct costs), in each case as determined in accordance with GAAP (less all revenues from Affiliates (except where the Affiliate is acting as a reseller of goods or services for the Borrower)).

     Solvent.  With respect to any Person on a particular date, the condition
     -------
that on such date, (i) the present fair salable value of the assets of such Person is greater than the total amount that will be required to pay the probable liabilities of such Person as and when they become due, including, without limitation, Contingent Obligations, of such Person, (ii) such Person is paying, and believes that it will be able to pay in the future, its debts generally as and when they become due, or (iii) such Person is not engaged in business or a transaction, or is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital. With respect to determining in (i), above, the fair salable value of an FCC License during the initial three year period in which transfers are restricted by the FCC, the effect of such a transfer restriction shall be ignored.

     Stock.  Any and all shares, interests, participations, warrants or other
     -----
equivalents (however designated) of corporate stock.

     Subordinated Debt.  Indebtedness of Borrower the payment of which is
     -----------------
subordinated to the prior payment in full in cash of the Loans as to which the holder thereof has executed a Subordination Agreement.

     Subordination Agreement.  With respect to any Person that certain
     -----------------------
Subordination Agreement in substantially the form attached hereto as Exhibit J.
                                                                     ---------

     Subsidiary.  As to any Person, any corporation, association, partnership,
     ----------
joint venture or other business entity of which such Person and/or any Subsidiary of such Person, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

     Supplier.  Northern Telecom Inc., a Delaware Corporation, in its capacity
     --------
as a supplier under the Supply Agreement.

     Supply Agreement.  That certain Personal Communications Systems Supply
     ----------------
Agreement dated September 22, 1994, as amended by Amendment No. 1 dated as of July 21, 1995, between Borrower and the Supplier and as may be further amended, restated, modified or supplemented and in effect from time to time.

     Total Interest Expense.  For any period, the aggregate amount of interest
     ----------------------
required to be accrued by Borrower during such period on all Indebtedness of Borrower outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including arrangement fees, commitment fees, agency fees, facility fees, origination fees (provided that, if the origination fees are paid from the
                        -------- ----
proceeds of financing, such origination fees will be treated as amortized evenly over the term of the financing and provided further that the cash origination fees payable pursuant to Section 2.03(a) of the Ericsson Loan Agreement shall be treated as incurred in the period when such fees are payable), balance deficiency fees and similar fees or expenses in connection with the borrowing of money, all as determined in accordance with generally accepted accounting principles.

     Total Lender Commitment.  The sum of the Commitments of the Lenders, as a
     -----------------------
whole, as in effect from time to time.

     Total Loan Commitment.  $382,500,000.
     ---------------------

     Trademarks.  As defined in the Borrower Security Agreement.
     ----------

                                  ---------------------------------------------
                                  |    ****** Certain information on this page|
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                                  |the Securities and Exchange Commission.    |
                                  |Confidential treatment has been requested  |
                                  |with respect to the omitted portions.      |
                                  ---------------------------------------------

     Tranche.  Any or all, as applicable, of Tranche A Loans, Tranche B Loans or
     -------
Tranche C Loans.

     Tranche A and B Commitment Termination Date.  The earlier of (a) December
     -------------------------------------------
31, 1999, or (b) the termination of the Tranche A and B Commitments pursuant to
(S)11.1.

     Tranche A and B Maturity Date.  The earlier of (a) December 31, 2004, and
     -----------------------------
(b) the acceleration of the Loans pursuant to (S)11.1.

     Tranche A Commitment.  An amount equal to US ****** or if such
     --------------------
commitment is terminated pursuant to the provisions hereof, zero.

     Tranche A Draw Date.  See (S)2.8A.
     -------------------

     Tranche A Draw Request.  See (S)2.8A.
     ----------------------

     Tranche A Loans.  Loans made under Tranche A.
     ---------------

     Tranche A Notes.  The promissory notes of Borrower substantially in the
     ---------------
form of Exhibit A-1 evidencing the Tranche A Loans.
        -----------

     Tranche B Advance Schedule.  That certain schedule of Tranche B Eligible
     --------------------------
Expenses attached hereto as Schedule 2.4 to be updated (with the approval of the
                            -------- ---
Administrative Agent in its sole and absolute discretion) and delivered annually to Administrative Agent prior to December 1 of each calendar year through calendar year 1998. Such schedule shall be made on both a quarterly and cumulative basis and shall be in reasonable detail. The Tranche B Advance Schedule may be updated, amended or modified, from time to time, with the approval of the Administrative Agent in its sole and absolute discretion.

     Tranche B Balance Requirement.  Effective as of the Tranche C Final
     -----------------------------
Repayment Date, the requirement that, as of each June 30 and December 31 through the Tranche A and B Commitment Termination Date, the Outstanding Amount of Tranche B Loans not exceed 50% of the sum of Outstanding Amount of Tranche A Loans plus the amount of unfilled purchase orders under the Supply Agreement.

     Tranche B Commitment.  An amount equal to the difference between US
     --------------------
****** and the Outstanding Amount of Tranche C Loans as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Tranche B Draw Request.  See (S)2.8B.
     ----------------------

     Tranche B Eligible Expenses.  Expenses incurred by Borrower to pay for (i)
     ---------------------------
costs incurred in connection with the construction, engineering, design and site acquisition for the New

                                  ---------------------------------------------
                                  | ****** Certain information on this page| |has been omitted and filed separately with | |the Securities and Exchange Commission. | |Confidential treatment has been requested | |with respect to the omitted portions. |
                                  ---------------------------------------------

York PCS Network, (ii) the actual costs of physically relocating existing microwave installations which are incompatible with the New York PCS Network,
(iii) costs incurred to vendors of equipment to build the New York PCS Network from Persons other than the Supplier, and (iv) on the Tranche C Final Repayment Date, the Outstanding Amount of Tranche C Loans, in each case with respect to items (i), (ii) and (iii) above, to the extent and for the amounts provided for in the Approved Annual Operating Business Plan or the Approved Full Term Operating Business Plan, (whichever may apply for the applicable period).

     Tranche B Loans.  Loans made under Tranche B.
     ---------------

     Tranche B Notes.  The promissory notes of Borrower substantially in the
     ---------------
form of Exhibit A-2, evidencing the Tranche B Loans.
        -----------

     Tranche C Advance Schedule.  That certain schedule of Tranche C Eligible
     --------------------------
Expenses attached hereto as Schedule 2.5.  Such schedule shall be made on both a
                            -------- ---
quarterly and cumulative basis and shall be in reasonable detail. The Tranche C Advance Schedule may be amended or modified, from time to time, with the approval of the Administrative Agent in its sole and absolute discretion.

     Tranche C Commitment:  An amount equal to US ******
     --------------------

     Tranche C Draw Request.  See (S)2.8C.
     ----------------------

     Tranche C Eligible Expenses.  Expenses incurred by Borrower to pay for (i)
     ---------------------------
interest on the Loans, (ii) those certain pre-closing expenses set forth on
Schedule 1.4, (iii) operating and start-up expenses of Borrower consistent with
-------------
the Approved Annual Operating Business Plan and relating exclusively to the operation of the New York PCS Network, (iv) intercompany expenses and overhead charged to Borrower by Parent or Grand Parent pursuant to the Expense Allocation Agreement, in each case with respect to items (iii) and (iv) above, to the extent and for the amounts provided for in the Approved Annual Operating Business Plan or the Approved Full Term Operating Business Plan, (whichever may apply for the applicable period).

     Tranche C Final Repayment Date.  The earlier to occur of (a) June 30, 1997
     ------------------------------
and (b) the acceleration of the Loans pursuant to (S)11.1.

     Tranche C Loans.  Loans made under Tranche C.
     ---------------

     Tranche C Notes.  The promissory notes of Borrower, substantially in the
     ---------------
form of Exhibit A-3, evidencing the Tranche C Loans.
        -----------

     Type.  As to any Loan, its nature as a Base Rate Loan, or a LIBOR Rate
     ----
Loan.

            Voting Stock. Stock or similar interests, of any class or classes
            ------------
(however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

            Working Capital. The difference between Borrower's "current assets"
            ---------------
and "current liabilities" as certified at each measuring date by the Chief Financial Officer of Borrower in accordance with GAAP, consistently applied.

     (S)B.  Rules of Interpretation.
            -----------------------

            a. A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Loan Agreement. In accordance with the foregoing, the parties hereto agree that with respect to Exhibits A-1, A-2, A-3, B-1, B-2, B-3, C, and D, the forms of those Exhibits as attached to the original Loan Agreement dated as of July 21, 1995 are incorporated herein by reference and all references in (x) such Exhibits to the "Loan Agreement" and
(y) the originals of such instruments, shall be deemed to be references to the Loan Agreement as defined in this Amended and Restated Loan Agreement

            b. The singular includes the plural and the plural includes the singular.

            c. A reference to any law includes any amendment or modification to such law.

            d. A reference to any Person includes its permitted successors and permitted assigns.

            e. Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

            f. The words "include", "includes" and "including" are not limiting.

            g. All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein.

            h. Reference to a particular "(S)" refers to that section of this Loan Agreement unless otherwise indicated.

                i. The words "herein", "hereof", "hereunder" and words of like import shall refer to this Loan Agreement as a whole and not to any particular section or subdivision of this Loan Agreement.

(S)II.  THE LOANS.
        ---------

        (S)A.   Commitment To Lend.
                ------------------

                Subject to the terms and conditions set forth in this Loan Agreement, the Lender agrees to lend to Borrower from time to time during the Applicable Lending Period under the terms and conditions set forth herein, such sums as are requested by Borrower up to a maximum aggregate amount (after giving effect to all amounts requested) at any one time equal to the Total Loan Commitment and the Lender's Commitment applicable to each Tranche of Loans. Subject to (S)2.9, all Loans shall be made pro rata in accordance with each
                                           --------
Lender's Commitment Percentage. Notwithstanding any provision of this Loan Agreement to the contrary, all Loans and any unpaid Borrower Obligations under or pursuant to the Loan Documents shall constitute one obligation of Borrower to the Lenders.

        (S)B.   The Notes.
                ---------

                The Loans shall be evidenced by the Notes in
substantially the forms of Exhibits A-1 through A-3 hereto dated as of the
                           ------------         ---
Closing Date and completed with appropriate insertions. One Tranche A Note, Tranche B Note and Tranche C Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Applicable Commitment or, if less, the amount of all Outstanding Tranche A, B or C Loans made by such Lender, plus interest accrued thereon. Borrower irrevocably authorizes each Lender to make or cause to be made, an appropriate notation on such Lender's Note Record reflecting the making of Loans or (as the case may be) the receipt of payments. The amount of the Loans set forth on such Lender's outstanding Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such
   -----------
Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Note Record shall not limit or otherwise affect the Borrower's Obligations hereunder or under the Notes to make payments of principal of or interest on the Notes when due.

        (S)C.   Tranche A Loan Amounts.
                ----------------------

                Tranche A Loans shall be available solely for the purpose of paying amounts due to Supplier under the Supply Agreement, including, without limitation, sales taxes thereon to the extent applicable, and the Origination Fee. The Outstanding Amount of Tranche A Loans at any one time may not exceed the Tranche A Commitment. Borrower shall not be entitled to make a Tranche A borrowing if it has terminated the Supply Agreement for any reason whatsoever; provided that, Borrower may make a Tranche A borrowing in an amount
            -------- ----
sufficient to cover those purchase orders that are outstanding at the time of the termination of the Supply Agreement which, but for such termination, Borrower would be entitled to borrow under this (S)2.3.

        (S)D.   Tranche B Loan Amounts.
                ----------------------

                Tranche B Loans shall be available solely for the purpose of paying Tranche B Eligible Expenses. The amount of Tranche B Loans shall not exceed the Tranche B Commitment. The amount of Tranche B Loans available for borrowing during any fiscal quarter may not exceed the sum of:

                (i) cumulative amount of Tranche B Eligible Expenses as shown on the Tranche B Advance Schedule as of the applicable fiscal quarter less the total amount of all Tranche B Loans previously made for Tranche B Eligible Expenses; and

                (ii) the amount of Tranche B Eligible Expenses budgeted for the next succeeding fiscal quarter as shown on the Tranche B Advance Schedule.

                No Tranche B Loan shall be available if on any June 30 or December 31 after the Tranche C Final Repayment Date, (after giving effect to the requested Tranche B Loan), Borrower would not be in compliance with the Tranche B Balance Requirement. The amount of available Tranche B Loans at any time shall be reduced by an amount equal to Tranche B Eligible Expenses for which a Tranche B Loan has been made and such an expense has not been paid by Borrower. Upon payment of such amount to the appropriate Person for such an expense the amount of Tranche B Loans available for borrowing shall be restored to the amount otherwise available. Borrower shall not be entitled to make a Tranche B borrowing if it has terminated the Supply Agreement for any reason whatsoever; provided that, Borrower may make a Tranche B borrowing in an amount
            -------- ----
sufficient to cover those Tranche B Eligible Expenses reflected in purchase orders that are outstanding at the time of the termination of the Supply Agreement which, but for such termination, Borrower would be entitled to borrow under this (S)2.4.

        (S)E.   Tranche C Loan Amounts.
                ----------------------

                Tranche C Loans shall be available solely for the purpose of paying Tranche C Eligible Expenses. The amount of Tranche C Loans shall not exceed the Tranche C Commitment. The amount of Tranche C Loans available for borrowing during any fiscal quarter may not exceed the sum of:

                (a)(i) the cumulative amount of Tranche C Eligible Expenses as shown on the Tranche C Advance Schedule as of the applicable fiscal quarter less the total amount of all Tranche C Loans previously made (exclusive of interest on the Loans) for

Tranche C Eligible Expenses; and

                (ii) the amount of Tranche C Eligible Expense budgeted for the next succeeding fiscal quarter as shown on the Tranche C Advance Schedule; and

                (b) the amount, if not otherwise paid by Borrower, required to make interest payments when due under this Loan Agreement.

                The amount of available Tranche C Loans at any time shall be reduced by an amount equal to Tranche C Eligible Expenses for which a Tranche C Loan has been made and which Tranche C Eligible Expenses have not been paid. Upon payment of such amount to the appropriate Person for such an expense the available amount of Tranche C Loans available for borrowing shall be restored to the amount otherwise available. Borrower shall not be entitled to make a Tranche C borrowing if it has terminated the Supply Agreement for any reason whatsoever; provided that, Borrower may make a Tranche C borrowing in an amount sufficient
-------- ----
to cover Tranche C Eligible Expenses that are the subject of binding commitments to non-affiliates and are outstanding at the time of the termination of the Supply Agreement which, but for such termination, Borrower would be entitled to borrow under this (S)2.5.

                Notwithstanding the above, Borrower shall not be entitled to make a Tranche C borrowing unless it has hired permanent employees to fill those job functions listed on Schedule 7.17 within the time periods set forth
                        -------------
thereon.

        (S)F.   Interest on Loans.
                -----------------

                Except as otherwise provided in (S)4.10, and provided that in no event shall the interest rate payable in respect hereof exceed the Highest Lawful Rate:

                1.  Rate.
                    -----

                    a.  Initial Interest Period. For all Loans the Drawdown
                        -----------------------
Dates for which are on or before September 30, 1995, the interest rate for the initial Interest Period on the Outstanding Amount of such Loans shall be a simple per annum interest rate equal to the sum of (i) 5.875% per annum, plus
(ii) the Applicable Margin. Interest on all Loans shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

                    b.  Subsequent Interest Periods. For all Interest Periods
                        ---------------------------
beginning after September 30, 1995, at Borrower's election, the interest rate on all Outstanding Loans shall be the then applicable (i) Base Rate or (ii) LIBOR Rate. Borrower shall give the Administrative Agent at least three (3) Business Days' irrevocable notice (each, an "Interest Rate Election Notice") prior to each Interest Payment Date stating which interest rate it shall elect for the next Interest Period following such Interest Payment

Date. The type of interest rate elected shall apply to the Outstanding Amount of all Loans for the term of the applicable Interest Period. For any Interest Period prior to which Borrower fails to timely submit an Interest Rate Election Notice to Administrative Agent, the LIBOR Rate in effect two (2) LIBOR Business Days prior to the beginning of the next Interest Payment Date shall apply in the next Interest Period. Interest on all Loans shall be calculated on the basis of a 360-day year and the actual number of days elapsed. Each Base Rate Loan and LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period (inclusive) with respect thereto at the rate per annum equal to the Base Rate or LIBOR Rate, as elected.

            2. Time for Payment.
               ----------------

               Interest on the unpaid principal balance of all Loans under all Tranches shall be due and payable quarterly in arrears on each Interest Payment Date.

            3. Manner of Payment.
               -----------------

               On each Interest Payment Date which occurs prior to the Tranche C Final Repayment Date, unless otherwise paid by Borrower, the Lenders shall make a Tranche C Loan for the amount owing for interest on the Outstanding Amount of Loans, provided, that no Default or Event of Default has occurred and is
       --------
continuing. Borrower irrevocably instructs the Administrative Agent to disburse Tranche C borrowings to pay interest on the Outstanding Amount of Loans directly to the Lenders. If interest is paid other than by a Tranche C Loan, the payment shall be made when due in immediately available funds at the office of the Administrative Agent for the ratable benefit of the Lenders.

            4. Statement from Administrative Agent.
               -----------------------------------

               Prior to the end of each Interest Period, Administrative Agent will endeavor to provide a statement to Borrower listing the amount of interest Administrative Agent estimates Borrower will owe on the Outstanding Amount of Loans on the upcoming Interest Payment Date. The failure of Administrative Agent to provide such a statement, or any error made by Administrative Agent on the statement shall not limit or otherwise affect Borrower's Obligations hereunder or under the Notes to make payments of interest in the correct amount as and when due.

     (S)G.  Borrowings and Drawdown Period.
            ------------------------------

               Each Lender's Commitment to make Loans under the Loan Agreement shall terminate at the end of the Applicable Lending Period and shall be suspended during any time that an event or circumstance that constitutes a Default has occurred and is continuing under the Loan Agreement.

               Notwithstanding the foregoing, so long as the Required Lenders agree, in writing, the Lenders may (a) make Tranche A Loans to pay for equipment, goods and services under the Supply Agreement and (b) Tranche C Loans to pay accrued but unpaid interest on the Outstanding Amount of Loans notwithstanding the occurrence and continuance of an event or circumstance that constitutes a Default.

            If, prior to the end of the Applicable Lending Period, the Borrower submits a Draw Request for which the applicable Drawdown Date (five Business Days after the receipt of such request by Administrative Agent) would occur after the termination of the Applicable Lending Period, the Lenders and the Administrative Agent will use reasonable commercial efforts to fund the requested amount prior to the termination of the Applicable Lending Period, provided that, all other conditions to borrowing have been satisfied. In no
-------------
event will the Administrative Agent and the Lenders make a Loan or be obligated to make a Loan after the termination of the Applicable Lending Period.

     (S)H.  Requests for Loans.
            ------------------

            Promptly upon receipt of any request for a borrowing under any Tranche in accordance with the terms below (each, a "Draw Request"), the Administrative Agent shall notify each of the Lenders of the Draw Request and the date that the Administrative Agent intends to make a Loan pursuant to such Draw Request. Each Draw Request shall be irrevocable and binding on Borrower, and shall obligate Borrower to accept the Loan requested from the Lenders on the Drawdown Date.

            1. Tranche A Draw Requests.
               -----------------------

               Each request for borrowings under Tranche A (a "Tranche A Draw Request") must be received by the Administrative Agent not less than five (5) Business Days prior to the Drawdown Date requested in the Tranche A Draw Request. Each Tranche A Draw Request must be signed by an authorized officer of Borrower and be substantially in the form of Exhibit B-1. Borrowings under
                                             -----------
Tranche A may be made no more frequently than two times per month (each, a "Tranche A Draw Date"). The amount of each Tranche A borrowing shall equal the amount then due under the Supply Agreement as of the Tranche A Draw Date.

               Notwithstanding anything to the contrary contained herein, nothing contained herein shall be deemed to alter or affect the rights and obligations of the Purchaser and Supplier arising under or pursuant to the Supply Agreement.

            2. Tranche B Draw Requests.
               -----------------------

               Each request for borrowings under Tranche B (the

"Tranche B Draw Request") must be received by the Administrative Agent not less than five (5) Business Days prior to the Drawdown Date requested in the Tranche B Draw Request. Each Tranche B Draw Request shall be signed by an authorized officer of Borrower and be substantially in the form of Exhibit B-2. Tranche B
                                                        -----------
Draw Requests may not be submitted more frequently than two (2) times per month. Lender may reject a Tranche B Draw Request if the amount requested is more than the amount available for borrowing under (S)2.4 as of the proposed Drawdown Date or if the Drawdown Report and Certificate submitted with the Tranche B Draw Request is unsatisfactory to the Administrative Agent in any material respect.

          3.  Tranche C Draw Requests.
              -----------------------

              Each request for borrowings under Tranche C, except for a Tranche C Loan the proceeds of which will be used to pay interest on the Loans, must (i) be accompanied by a properly completed Tranche C draw request (a "Tranche C Draw Request") and (ii) be received by the Administrative Agent not less than five
(5) Business Days prior to the Drawdown Date requested in the Tranche C Draw Request. Each Tranche C Draw Request must be signed by an authorized officer of Borrower and be substantially in the form of Exhibit B-3. Tranche C Draw
                                             -----------
Requests may not be submitted more frequently then two (2) times per quarter. Tranche C Loans to pay interest on the Loans shall be made in the amounts and at the times specified in (S)2.6 above.

   (S)I.  Funds for Loans.
          ---------------

          1. Unless and until an Assignment and Acceptance occurs in accordance with the terms of this Loan Agreement, prior to 3:00 p.m. (New York time) on the Drawdown Date, the Lender shall, subject to the satisfaction of the conditions set forth in this Loan Agreement disburse the amount of such Loan by (a) transferring the amount of such Loan to the Borrower by wire transfer pursuant to the Borrower's instructions in the Draw Requests, or (b) if such Loan is a Tranche A Loan to be used to pay the purchase price of equipment, software or services and the applicable sales taxes thereon, if any, by the Borrower under the Supply Agreement, crediting such payment of such purchase price by wire transfer pursuant to the terms of the Tranche A Draw Request. The Lender will endeavor to disburse the appropriate amount of a Loan to the Borrower by 1:00 p.m. (New York time) rather than 3:00 p.m. (New York time) on the Drawdown Date but is in no respect obligated to do so.

          2. a. Following the occurrence of an Assignment and Acceptance in accordance with the terms of this Loan Agreement, upon receipt of a Draw Request from the Borrower, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the Draw Request. Each Lender shall, not later than 11:00 a.m. (New York time) on the Drawdown Date make available to the Administrative Agent at the Administrative Agent's Office or at such other location as the Administrative Agent shall designate, the amount of such Lender's ratable portion of such Loan in immediately available funds. Prior to 3:00 p.m. (New York time) on the Drawdown Date, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in this Loan Agreement, disburse the amounts made available to it by the Lenders in like funds by (i) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions, or (ii) if such Loan is a Tranche A Loan to be used to pay the purchase price of equipment, software or services and the applicable sales taxes thereof, if any by the Borrower under the Supply Agreement, crediting such portion to payment of such purchase price by wire transfer pursuant to the terms thereof. The Administrative Agent will endeavor to disburse the appropriate amount of a Loan to the Borrower by 1:00 p.m. (New York time) rather than 3:00 p.m. (New York time) on the Drawdown Date but is in no respect obligated to do so.

              b. If the Administrative Agent shall not have received from a Lender prior to 2:00 p.m. (New York time) on any Drawdown Date such Lender's ratable portion of such Loan, either (but not both) the Administrative Agent or NTI (if NTI is not the Administrative Agent and has agreed with the Administrative Agent to do so in the stead of the Administrative Agent), shall make available to the Borrower on such date (in addition to its pro rata share of the Loan made in its capacity as a Lender) the full amount of the portion of the Loan not received by the Administrative Agent from such Lender. If and to the extent the Administrative Agent or NTI so funds a portion of a Loan on behalf of a Lender, such Lender shall repay to the Administrative Agent or NTI (whichever one paid such Lender's portion) on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent or NTI, at the applicable interest rate.

              c. If such Lender shall repay to the Administrative Agent or NTI such corresponding amount, such amount so repaid shall thereafter constitute such Lender's portion of the applicable Loan for purposes of this Loan Agreement. The failure of any Lender to fund its ratable portion of any Loan shall not relieve (i) either (but not both) the Administrative Agent or NTI (if NTI is not the Administrative Agent and has agreed with Administrative Agent to fund in the stead of the Administrative Agent), of its obligation to fund the full amount of the Loan or (ii) any other Lender of its obligation hereunder to fund its respective portion of the Loan on the date of such borrowing, but no Lender (other than the Administrative Agent or NTI (if NTI is not the Administrative Agent and has agreed with Administrative Agent to do so), but not both) shall be responsible for any such failure of any other Lender.

              d.  In the event that, at any time when the

Borrower is not in Default and has satisfied all applicable conditions set forth in (S)10, a Lender for any reason fails or refuses to fund its portion of an Loan, then, until such time as such Lender has funded its portion of such Loan, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Loan, such non-funding Lender shall not have the right (i) to vote or consent regarding any issue on which voting or consenting is required or advisable under this Loan Agreement or any other Loan Document and the amount of the Loan or Commitment held by such Lender shall not be counted as outstanding for purposes of determining "Required Lenders" hereunder, or (ii) to receive payments of principal, interest or fees from the Borrower in respect of its unfunded portion of Loans (but instead such payments shall be made to either the Administrative Agent or NTI (whichever one paid such Lender's portion) in respect to the portion of such Loans funded by it pursuant to this (S)2.9).

(S)III.       REPAYMENT OF THE LOANS.
              ----------------------

    (S)A.     Term/Amortization.
              -----------------

              1.  Tranche A and B.
                  ---------------

                  The Outstanding Amount of Tranche A and Tranche B Loans shall be repayable over five (5) years, in twenty consecutive quarterly payments commencing March 31, 2000 and continuing on the last day of each June, September, December and March thereafter to and including the Tranche A and B Maturity Date (each, a "Payment Date"). On the Tranche A and B Maturity Date, Borrower shall pay all of the Outstanding Amount of Tranche A Loans and Tranche B Loans, together with any and all accrued and unpaid interest thereon. Prior to the Tranche A and B Maturity Date, the Outstanding Amount of Tranche A and Tranche B Loans as of the Tranche A and B Commitment Termination Date shall be paid in accordance with the following schedule:

     From March 31, 2000 to and
      including December 31, 2001           3.75% of the Outstanding
                                            Amounts of Tranche A and
                                            Tranche B Loans as of the
                                            Tranche A and B Commitment
                                            Termination Date per
                                            Payment Date

     From March 31, 2002 to and
      including December 31, 2002           5.0% of the Outstanding
                                            Amounts of Tranche A and
                                            Tranche B Loans as of the
                                            Tranche A and B Commitment
                                            Termination Date per
                                            Payment Date

     From March 31, 2003 to and
      including December 31, 2004           6.25% of the Outstanding
                                            Amounts of Tranche A and
                                            Tranche B Loans as of the
                                            Tranche A and B Commitment
                                            Termination Date per
                                            Payment Date

              2.  Tranche C.
                  ---------

              Principal under Tranche C shall be repayable on the Tranche C Final Repayment Date.

   (S)B.      Mandatory Prepayments of Loans.
              ------------------------------

              1.  Excess Borrowings.
                  -----------------

              If at any time the Outstanding Loans for any Tranche exceeds the maximum Commitment for such Tranche, then Borrower shall within three (3) Business Days of the date the Administrative Agent so notifies the Borrower in writing pay to the Administrative Agent the amount of such excess for the respective accounts of the Lenders. Each repayment under this subparagraph shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective Outstanding Amounts under the appropriate Tranche in inverse order of maturity, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

              2.  Sales of Assets.
                  ---------------

              No later than three Business Days after its receipt of any Net Cash Proceeds from the sale of any assets described below the Borrower will prepay the interest and the Outstanding Amount of Tranche C Loans, and if there is no Outstanding Amount of Tranche C Loans then to interest and Outstanding Amount of Tranche B Loans, and if there is no Outstanding Amount of Tranche B Loans then to interest and Outstanding Amount of Tranche A Loans in an amount equal to (i) the Net Cash Proceeds from the direct or indirect sale of any assets of the Borrower (other than the Borrower's inventory and other goods sold in the ordinary course of the Borrower's business) that is otherwise permitted under this Agreement, during any calendar year, to the extent such aggregate Net Cash Proceeds received during such calendar year shall exceed $5,000,000, multiplied by (ii) a fraction, (A) the numerator of which is the aggregate principal amount of the Outstanding Amount outstanding at the time of such sale, and (B) the denominator of which is such aggregate principal amount, plus the aggregate principal amount of all Indebtedness outstanding at the time of such sale under the Ericsson Loan Agreement, plus the aggregate principal amount of equivalent Loans owing to Other Lenders, with an equivalent mandatory prepayment provision, outstanding at the time of such sale. All payments hereunder applicable to principal shall be applied in inverse order of maturity. Each repayment hereunder shall be allocated among the Lenders, as nearly as practicable, to the respective Outstanding Amounts under the applicable Tranche, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly on proportion. All prepayments required in this (S)3.2B shall be accompanied by such additional amounts as are sufficient to pay the Lenders' Breakage Costs associated with such prepayments.

              3.  Net Funds Payment.
                  -----------------

                  On or before the one-hundred-and-twentieth day of each year commencing in the year 2001, and each year for so long as Tranche B Loans remain outstanding, Borrower shall pay to Administrative Agent an amount equal to the Net Funds Amount multiplied by a fraction (i) the numerator of which is the aggregate principal amount of Tranche B Loans then outstanding at the time of such date of determination and (ii) the denominator of which is such aggregate principal amount plus the aggregate principal amount of the Tranche B Advances (as defined in the Ericsson Loan Agreement) then outstanding under the Ericsson Loan Agreement, plus the aggregate principal amount of equivalent loans owing to Other Lenders with such an equivalent mandatory prepayment provision and then outstanding if the loan agreement for such Other Lender provides for mandatory prepayments from the Net Funds Amount and such mandatory prepayment is permitted under the Intercreditor Agreement (the "Net Funds Payment"). The Net Funds Payment shall be applied against interest and then Outstanding Amount of Tranche B Loans in inverse order of maturity. Each repayment hereunder shall be allocated among the Lenders, as nearly as practicable, to the respective Outstanding Amount under the applicable Tranche, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. The Borrower shall not be required to pay to the Administrative Agent any Breakage Costs with respect to any Net Funds Payment.

              4.  Deficiencies in Tranche B Balance Requirement.
                  ---------------------------------------------

                  Within 30 days after written notice from Administrative Agent, Borrower shall make any prepayments which may be required to cure any deficiency in the Tranche B Balance Requirement. The amount so paid will be applied against the Outstanding Amount of Tranche B Loans in inverse order of maturity.

     (S)C.    Optional Prepayments of Loans.
              -----------------------------

              Borrower shall have the right, at its election, to prepay the Outstanding Amount of Loans under any Tranche, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of
                                 --------
the Outstanding Amount of any LIBOR Rate Loans pursuant to this (S)3.3 may be made only on the last day of the Interest Period relating thereto unless such prepayments are accompanied by such additional amounts as are sufficient to pay the Lender's Breakage Costs associated with such prepayments. Borrower shall give the Administrative Agent, no later than 10:00 a.m., New York time, at least three
(3) Business Days' prior written notice of any proposed prepayment pursuant to this (S)3.3 of Base Rate Loans, and four (4) LIBOR Business Days' notice of any proposed prepayment pursuant to this (S)3.3 of LIBOR Rate Loans, in each case specifying the proposed date of prepayment of Loans, the principal amount to be prepaid and which Tranche shall be prepaid. Each partial prepayment of the Loans
(i) shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000, (ii) shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment, (iii) shall be accompanied by the payment of the appropriate Breakage Costs, if any, and (iv) shall be applied to installment payments of principal in direct order of maturity on the applicable Tranche. In the absence of instruction by Borrower, the prepayment shall be first applied to interest and installment payments of principal outstanding under Tranche C, then to interest and installment payments of principal outstanding under Tranche B. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective Outstanding Amount under the appropriate Tranche, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

          Tranche A Loans which are prepaid may be reborrowed, provided such reborrowing is made in accordance with all terms and conditions applicable to borrowings under Tranche A.

          Amounts of Tranche B Loans which are prepaid may not be reborrowed.

          Amounts of Tranche C Loans which are prepaid will be added to and made available for one-time borrowing under Tranche B, provided that such Tranche B borrowing is made in accordance with all terms and conditions applicable to Tranche B borrowings.

(S)IV.    CERTAIN GENERAL PROVISIONS.
          --------------------------

   (S)A.  Origination Fee.
          ---------------

          Borrower shall pay to the Administrative Agent on the Closing Date the Origination Fee which shall be paid with the proceeds of a Tranche A Loan, as provided above. (Administrative Agent acknowledges that this fee has been paid prior to the date hereof).

   (S)B.  Funds for Payments.
          ------------------

          1. All payments of principal (including the Origination Fee), interest, expenses and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other location as the Administrative Agent may from time to time designate, in each case in immediately available funds.

          2. All payments by Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless Borrower is compelled by law to make such deduction or withholding within thirty (30) days from the date the Administrative Agent makes written demand therefor. Subject to the provisions of (S)4.6, if any such obligation is imposed upon Borrower with respect to any amount payable by them hereunder or under any of the other Loan Documents, Borrower shall pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon Borrower. Borrower shall deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by Borrower hereunder or under such other Loan Document.

   (S)C.  Computations.
          ------------

          All computations of interest on the Loans and of fees, or other expenses shall, unless otherwise expressly provided herein, shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue at the then applicable interest rate during such extension. The Outstanding Amount of the Loans as reflected on the Note Records from time to time shall be prima facie evidence of the Outstanding Amount of the Loans,
              -----------
unless within ten (10) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such Outstanding Amount, the Administrative Agent or such Lender shall notify Borrower to the contrary.

   (S)D.  Inability to Determine LIBOR Rate or Prime Rate.
          -----------------------------------------------

          In the event, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on Borrower and the Lenders) to Borrower and the Lenders. In such event (a) any Draw Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify Borrower and the Lenders.

          In the event prior to the commencement of any Interest Period relating to any Base Rate Loan, the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Prime Rate that would otherwise determine the rate of interest to be applicable to any Base Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders) to the Borrower and the Lenders. In such event (a) any Draw Request with respect to Base Rate Loans shall be automatically withdrawn and shall be deemed a request for LIBOR Rate Loans, (b) each Base Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a LIBOR Rate Loan, and (c) the obligations of the Lenders to make Base Rate Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrower and the Lenders.

   (S)E.  Illegality.
          ----------

          Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to Borrower, the Administrative Agent and the other Lenders and thereupon (a) the Commitment of such Lender to make LIBOR Rate Loans shall forthwith be suspended until such notifying Lender shall have notified the Administrative Agent and the Borrower that the circumstance giving rise to such determination no longer exists (and if such notifying Lender shall determine that such circumstance no longer exists it shall so notify the Administrative Agent and the Borrower promptly after determining the same) and (b) the Outstanding Amount of such Lender's LIBOR Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. Borrower hereby agrees to pay the

Administrative Agent for the account of such Lender, within ten (10) Business Days of receipt by the Borrower of a statement from Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this (S)4.5, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. Any such statement shall disclose the amounts in reasonable detail. Before giving any notice pursuant to this (S)4.5, the affected Lender shall use reasonable commercial efforts to designate a new LIBOR Lending Office if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Lender, subject such Lender to additional costs or otherwise be disadvantageous to such Lender.

   (S)F.  Additional Costs, Etc.
          ---------------------

          If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

               a. Subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Loan Agreement, the other Loan Documents, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

               b. Materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Loan Agreement or any of the other Loan Documents, or

               c. Impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Loan Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

               d. Impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Loan Agreement, the other Loan Documents, such Lender's Commitment, or any class of loans, or commitments of which any of the Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

                    I. to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment, or

                    II. to reduce the amount of principal, interest, or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Commitment, or any of the Loans, or

                    III. to require such Lender or the Administrative Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from Borrower hereunder by an amount deemed material by such Lender, then, and in each such case, such Lender or the Administrative Agent may notify Borrower of such fact. Borrower and such Lender or (as the case may be) the Administrative Agent shall thereafter attempt to negotiate in good faith, within fifteen (15) days of the day on which Borrower receive such notice, an adjustment payable hereunder that will adequately compensate such Lender or the Administrative Agent in light of these circumstances. Notice from such Lender or Administrative Agent shall include a certificate or statement as to such increased cost incurred as a result of any of the above mentioned events in clauses (a), (b), (c), or (d) prepared in reasonable detail, which shall include the method employed by such Lender or Administrative Agent in determining the allocation of such costs to the Borrower. If Borrower and such Lender or the Administrative Agent are unable to agree to such adjustment within fifteen (15) days of the date on which Borrower receive such notice, then commencing on the date of such notice (but not earlier than the effective date of any such additional cost, reduction, payment or foregone interest or other sum), the fees payable hereunder shall increase by an amount that will, in such Lender's or the Administrative Agent's reasonable determination, provide adequate compensation for the portion of the affected Lender's additional costs determined in accordance with this (S)4.6. Each Lender and the Administrative Agent shall allocate such cost increases in good faith and on an equitable basis.

          Each Lender that is organized under the laws of any jurisdiction other than the United States shall deliver to the Administrative Agent for transmission to the Borrower, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the effective date of the Assignment and Acceptance Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of the Borrower or the

Administrative Agent (each in the reasonable exercise of its discretion including, without limitation, if at any time such Lender shall change its then current lending office or select an additional lending office), such certificates, documents or other evidence, properly completed and duly executed by such Lender (including, without limitation, Internal Revenue Service Form 1001 or Form 4224 or any other certificate or statement of exemption required by Treasury Regulations Section 1.1441(a) or Section 1.1441-6(c) or any successor thereto) to establish that such Lender is not subject to deduction or withholding of United States federal income tax under Section 1441 or 1442 of the Code or otherwise (or under any comparable provisions of any successor statute) with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents. Borrower shall not be required to pay any additional amount to any such Lender under this
(S)4.6 if such Lender shall have failed to satisfy the requirements of the immediately preceding sentence; provided that if such Lender shall have satisfied such requirements on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the effective date of the Assignment and Acceptance Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection shall relieve Borrower of its obligation to pay any additional amounts pursuant to this (S)4.6 in the event that, as a result of any change in applicable law, such Lender is no longer properly entitled to deliver certificates, documents or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in the immediately preceding sentence.

                    e. The agreements in this (S)4.6 shall survive the termination of the Commitments and the payment of all amounts payable under the Loan Documents.

   (S)G.  Capital Adequacy.
          ----------------

          If any present or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by any Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent and such Lender or the Administrative Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of such Lender's or the Administrative Agent's commitment with respect to any Loans, which has or would have the effect of reducing the return on the Lender's or Administrative Agent's capital to a level below that which the Lender or Administrative Agent could have achieved (taking into consideration the Lender's or Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of the Lender's or Administrative Agent's capital) but for such adoption, change or compliance, by an amount deemed by the Lender to be material, then such Lender or the Administrative Agent shall promptly notify Borrower of such fact. Such a notice shall be accompanied by a certificate which will set forth in reasonable detail the nature of the occurrence giving rise to such compensation and the additional amount or amounts to be paid to it hereunder. To the extent that the costs of such increased capital requirements are not reflected in the Base Rate or LIBOR Rate, as the case may be, (if relating to Loans), Borrower and such Lender or (as the case may be) the Administrative Agent shall thereafter attempt to negotiate in good faith, within fifteen (15) days of the day on which Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Lender or the Administrative Agent in light of these circumstances. If Borrower and such Lender or the Administrative Agent are unable to agree to such adjustment within fifteen (15) days of the date on which Borrower receive such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Lender's or the Administrative Agent's reasonable determination, provide adequate compensation. Each Lender and the Administrative Agent shall allocate such cost increases in good faith and on an equitable basis.

   (S)H.  Certificate.
          -----------

          The Administrative Agent or any Lender will promptly notify Borrower of the amounts it seeks to recover as indemnification from Borrower pursuant to
(S)4.9 hereof. Such a notice will set forth in reasonable detail the amount and nature of the occurrence giving rise to indemnification thereof. The aforementioned certificates setting forth any additional amounts payable pursuant to this (S)4.8, (S)4.6 or (S)4.7, submitted by any Lender or the Administrative Agent to Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing. Borrower shall pay to Administrative Agent the amounts set forth in such certificates within fifteen (15) days of receiving the same. By making such payments, Borrower is not waiving its right to contest that the amounts set forth in the certificates are based on manifest error.

   (S)I.  Indemnity.
          ---------

          Borrower agrees to indemnify each Lender and the Administrative Agent and to hold each Lender and the Administrative Agent harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender or the Administrative Agent may sustain or incur as a consequence of (a) a default by Borrower in making a borrowing after Borrower has given (or is deemed to have given) a Draw Request relating thereto in accordance with
(S)(S)2.8A, B or C, or (b) the incurrence of Breakage Costs.

   (S)J.  Interest After Default.
          ----------------------

          Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to four percent (4%) above the then applicable Base Rate or LIBOR Rate, until such amount shall be paid in full (after as well as before judgment), provided that, in no event shall the
                                    -------- ----
interest payable in respect hereof exceed the Highest Lawful Rate.

   (S)K.  No Force Majeure, Disputes.
          --------------------------

          Borrower's obligation to pay all amounts due under the Loans shall not be affected by any circumstance whatsoever, including, without limitation: (i) any set-off, counterclaim, recoupment, deduction, abatement, suspension, diminution, reduction, defense or other right which Borrower may have against Supplier for any reason whatsoever arising under or pursuant to the Supply Agreement or otherwise relating to the purchase of goods and services from the Supplier, (ii) any defect in the condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any equipment or material provided by Supplier, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Borrower or Parent, or affecting any of the assets of any of the foregoing, (iv) any action of any governmental authority or any damage to or destruction of or any taking of Borrower's property or any part thereof, (v) any change, waiver, extension, indulgence or failure to perform or comply with, or other action or omission herein or in the Loan Documents (except for express written modifications to this Loan Agreement or other Loan Documents as and in the manner permitted under this Loan Agreement or the other Loan Documents), (vi) any dissolution of Borrower or Parent, (vii) any inability or illegality with respect to the use or ownership of Borrower's property, (viii) any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required licenses, permits, consents, authorizations, approvals or other legal requirements, (ix) the invalidity or unenforceability of the Loan Documents or any other infirmity therein or any lack of power or authority of Lender or Borrower, or (x) any other event or circumstance whatsoever, whether or not similar to any of the foregoing and whether or not Borrower shall have notice or knowledge of any of the foregoing, it being the intention of the Lender and Borrower that the obligations of Borrower shall be absolute and unconditional and shall be separate and independent covenants and agreements and shall continue unaffected unless the requirements to pay or perform the same shall have been terminated pursuant to an express provision hereof or of the Loan Documents.

(S)V.  COLLATERAL SECURITY.
       -------------------

          The Borrower's Obligations shall be secured pursuant to the Borrower Security Agreement and the Pledge Agreement.

(S)VI.  REPRESENTATIONS AND WARRANTIES.
        ------------------------------

        Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

        (S)A.  Corporate Authority.
               -------------------

               1.   Incorporation; Good Standing.
                    ----------------------------

                    Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its Property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary in order to conduct its business as now conducted except where a failure to be so qualified would not have a Material Adverse Effect.

               2.   Authorization.
                    -------------

                    The execution, delivery and performance of this Loan Agreement and the other Loan Documents to which Borrower is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of Borrower, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or its Property, and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, Borrower or its Property.

               3.   Enforceability.
                    --------------

                    The execution and delivery of this Loan Agreement and the other Loan Documents to which Borrower is or is to become a party will result in valid and legally binding obligations of Borrower enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

        (S)B.  Governmental Approvals.
               ----------------------

               The execution, delivery and performance by Borrower of this Loan Agreement and the other Loan Documents to which Borrower is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with (other than UCC-1 financing statements required to be filed in the appropriate public records with respect thereto), any governmental agency or authority other than those already obtained.

     (S)C.  Title to Properties; Leases.
            ---------------------------

            Except as indicated on Schedule 6.3 hereto, Borrower owns all of
                                   ------------
the assets reflected in the balance sheet of Borrower as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     (S)D.  Financial Statements.
            --------------------

            There has been furnished the Administrative Agent the audited balance sheet of Borrower, as at the Balance Sheet Date, and the audited statement of income and cash flow statement of Borrower for the fiscal year then ended, and such balance sheet and statement of income and cash flow have been certified by Borrower's independent certified public accountants and accompanied by an unqualified opinion of such accountants. Such balance sheet and statement of income and cash flow have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no Contingent Obligations of Borrower as of such date involving material amounts, known to the officers of Borrower, which were not disclosed in such balance sheet and the notes related thereto.

     (S)E. No Material Adverse Effect, Etc.
           -------------------------------

     Since the Balance Sheet Date there has occurred no Material Adverse Effect. Since the Balance Sheet Date, except as permitted hereunder Borrower has not made any Distribution.

     (S)F.  Franchises, Patents, Copyrights, Etc.
            ------------------------------------

     Borrower possesses all franchises, patents, copyrights, trademarks, trade names, and rights in respect of the foregoing shown on Schedule 6.6, adequate
                                                       ------------
for the conduct of its business as now conducted or as presently contemplated without known conflict with any rights of others.

     (S)G.  Licenses, Etc.
            --------------

            Except as set forth on Schedule 6.7 attached hereto, Borrower has
                                   ------------
secured (a) with respect to the construction, installation and development of facilities for the New York PCS Network, all Licenses and material Necessary Authorizations appropriate to the level of development theretofore achieved and sufficient to avoid noncompliance with the then applicable minimum build-out requirements under the FCC License, and (b) with respect to the operation of those portions of the New York PCS Network the development of which has theretofore been completed, all Licenses and material Necessary Authorizations sufficient to operate such completed portions. Neither any License nor any material Necessary Authorization needed to comply with the foregoing provisions of this (S)6.7 is the subject of any pending or, to the best of Borrower's knowledge, threatened revocation.

     (S)H.  Litigation.
            ----------

            Except as set forth in Schedule 6.8 hereto, there are no actions,
                                   ------------
suits, proceedings or investigations of any kind pending or, to the best of Borrower's knowledge, threatened against Borrower before any court, tribunal or administrative agency or board (including the FCC) that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect or materially impair the right of Borrower, to carry on business substantially as now conducted, or result in any substantial and material liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of Borrower, or which questions the validity of this Loan Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     (S)I.  No Materially Adverse Contracts, Etc.
            ------------------------------------

            Borrower is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Material Adverse Effect. Borrower is not a party to any contract or agreement that has or is expected, in the judgment of such Borrower's officers, to have any Material Adverse Effect.

     (S)J.  Compliance With Other Instruments, Laws, Etc.
            --------------------------------------------

            Borrower is not in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its Properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

     (S)K.  Tax Status.
            ----------

            Borrower (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject or filed extensions therefor, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for all elapsed periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Borrower know of no basis for any such claim.

     (S)L.  No Event of Default.
            -------------------

            No event or circumstance which constitutes a Default or Event of Default has occurred under the Loan Documents and is continuing.

     (S)M.  Holding Company and Investment Company Acts.
            -------------------------------------------

            Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     (S)N.  Absence of Financing Statements, Etc.
            -------------------------------------

            Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or Property of Borrower or any rights relating thereto.

     (S)O.  FCC Matters.
            -----------

            Except for the filing of tariffs with the FCC, the Borrower has duly and timely filed all filings which are required to be filed by it under the Communications Act, the failure to file which could reasonably be expected to have a Material Adverse Effect and is in all material respects in compliance with the Communications Act, including, without limitation, the rules and regulations of the FCC applicable to it, the failure to be in compliance with which could reasonably be expected to have a Material Adverse Effect.

     (S)P.  Tariffs.
            -------

            No action to change, alter, rescind or otherwise terminate the tariffs containing service regulations or any rates and charges for commercial mobile radio services which, if adversely determined, would have a Material Adverse Effect, is pending or known by Borrower to be under consideration.

     (S)Q.  Disclosure.
            ----------

            This Loan Agreement and the statements and documents referred to herein or delivered to the Administrative Agent and/or the Lenders by or on behalf of Borrower pursuant hereto taken together, contain no untrue statement of a material fact or fail to state a material fact which would be necessary to make the statements (taken as a whole) herein and therein not misleading at such time.

     (S)R.  Burdensome Obligations.
            ----------------------

            Borrower is not a party to or bound by any franchise, agreement, deed, lease or other instrument, or subject to any legal restriction which, in the opinion of the management of Borrower, is so unusual or burdensome, in the context of its business, as in the foreseeable future might materially and adversely affect or impair the revenue of the Borrower, or Operating Cash Flow, or the ability of the Borrower to perform obligations under the Loan Documents. Borrower does not presently anticipate that future expenditures by Borrower needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome as to affect or impair, in a materially adverse manner, the business or condition, financial or otherwise, of Borrower.

     (S)S.  Solvency.
            --------

            Borrower is, and after giving effect to the incurrence of all Indebtedness as and when contemplated by the Loan Documents will be, Solvent.

     (S)T.  Security Interests.
            ------------------

            Subject to (i) the possession by the Collateral Agent of the Pledged Collateral, (ii) the filing of UCC-1 financing statements with respect to Parent and Borrower in the applicable filing offices, the payment of the fees in respect thereof and the filing of continuation statements when required by applicable law, (iii) the filing of the Grants of Security Interests in the United States Patent and Trademark Office with respect to trademarks and patents, and (iv) the execution and filing of an assignment of copyrights for filing with the Copyright Office with respect to copyrights, the security interests granted under the Collateral Documents will constitute valid, binding and continuing duly perfected first priority Liens in and to the Collateral, except for Permitted Liens, in favor of the Collateral Agent, for its benefit and for the ratable benefit of the lenders and agents parties to the Intercreditor Agreement.

     (S)U.  Certain Transactions.
            --------------------

            Except as set forth in Schedule 6.21 hereto, none of the officers,
                                   -------------
directors, or employees of Borrower is presently a party to any transaction with Borrower (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of such Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. Borrower, Parent and Grand Parent have entered into an Expense Allocation Agreement that has been previously delivered to Administrative Agent on behalf of the Lenders. To the extent Intellectual Property of Parent or Grand Parent is licensed to Borrower, the terms of such license(s) and the fee charged to Borrower relating thereto shall be subject to the Required Lenders' reasonable approval.

     (S)V.  Business Plans.
            --------------

            The Approved Full-Term Operating Business Plan and each Approved Annual Operating Business Plan have been prepared in all material respects in accordance with GAAP concepts, consistently applied to projections.

     (S)W.  Employee Benefit Plans.
            ----------------------

            1.  In General.
                ----------

                Each Employee Benefit Plan and each Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the IRC, including but not limited to the provisions thereunder respecting prohibited transactions. Borrower has made all required contributions to each Employee Benefit Plan and each Multiemployer Plan. To the extent applicable, Borrower has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under
(S)103(d) of ERISA, with respect to each Guaranteed Pension Plan.

            2.  Terminability of Welfare Plans.
                ------------------------------

                Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of (S)3(1) or (S)3(2)(b) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Subtitle B, Part 6 of ERISA). A Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of any of

Borrower or such ERISA Affiliate without liability to any Person.

            3.  Guaranteed Pension Plans.
                ------------------------

                Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Neither Borrower nor any ERISA Affiliate has instituted or intends to institute proceedings to terminate a Guaranteed Pension Plan. No event requiring notice to the PGBC under Section 302(f)(4)(A) of ERISA has occurred with respect to any Guaranteed Pension Plan and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Guaranteed Pension Plan. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

            4.  Multiemployer Plans.
                -------------------

                Neither Borrower nor any ERISA Affiliate has incurred or expects to incur any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. Neither Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or (S)4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

     (S)X.  Regulations U and X.
            -------------------

            No portion of any Loan shall be used or obtained for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     (S)Y.  Environmental Compliance.
            ------------------------

            Borrower has taken all necessary steps to investigate the past and present condition and usage of its Real Estate and the operations conducted thereon and, based upon such diligent investigation, makes the following representations to its best knowledge:

                a. Borrower has complied with all applicable Environmental Laws relating to the operation of its business and the use and occupancy of any Real Estate. There is no pending or threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any governmental entity relating to any Environmental Law involving the Borrower.

                b.  Except as set forth in Schedule 6.25 hereto, there have been
                                           -------------
no releases of any Materials of Environmental Concern into the environment at any parcel of Real Estate or any facility formerly or currently owned, operated or controlled by the Borrower. With respect to any such releases of any Materials of Environmental Concern, the Borrower has given all required notices to government entities. The Borrower is not aware of any releases of Materials of Environmental Concern at parcels of Real Estate or facilities other than those owned, operated or controlled by the Borrower that could reasonably be expected to have an impact on the Real Estate or facilities owned, operated or controlled by the Borrower.

                c.  Set forth in Schedule 6.25 is a list of all environmental
                                 -------------
reports, investigations and audits relating to premises currently or previously owned or operated by the Borrower (whether conducted by or on behalf of the Borrower or a third party, and whether done at the initiative of the Borrower or directed by a governmental entity or other third party) which the Borrower has in its possession or to which it has access, complete and accurate copies of each such report, or the results of each such investigation or audit, have been provided to the Administrative Agent on behalf of the Lenders.

                d. Borrower has filed all reports and returns required to be filed by the Borrower under any Environmental Laws. The business of the Borrower is being conducted in compliance with all Environmental Laws applicable to the Borrower or its business or Properties. The Borrower is in compliance with all licenses, permits, registrations, certificates, consents, approvals or authorizations (collectively, "Environmental Permits") required by all applicable Environmental Laws. No event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification or termination of any Environmental Permit. Borrower (i) has not received any notice asserting the absence of any Environmental Permit and (ii) has no knowledge of any environmental law proposed or under consideration, which, if effective, could have a Material Adverse Effect.

                e. Neither Borrower nor any of the Real Estate is subject to any applicable Environmental Laws requiring the performance of site assessments for Materials of Environmental Concern, or the removal or remediation of Materials of Environmental Concern, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby.

     (S)A.  Subsidiaries, Etc.
            ------------------

            Borrower has no Subsidiaries.  Except as set forth on Schedule 6.26
                                                                  -------------
hereto, Borrower is not engaged in any joint venture or partnership with any other Person.

     (S)AA. Managerial Personnel.
            ---------------------

            Borrower has and shall maintain adequate managerial personnel to implement and execute Borrower's business operations as set forth in the Approved Full Term Operating Business Plan.

(S)VII.     AFFIRMATIVE COVENANTS OF BORROWER.
            ---------------------------------

            Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Lender has any obligation to make any Loans:

     (S)A.  Punctual Payment.
            ----------------

            Borrower shall duly and punctually pay or cause to be paid as and when due the principal of and interest on the Loans, the Origination Fee and all other amounts and expenses provided for in this Loan Agreement and the other Loan Documents to which Borrower is a party, all in accordance with the terms of this Loan Agreement and such other Loan Documents.

     (S)B.  Maintenance of Office.
            ---------------------

            Borrower shall maintain its chief executive office set forth in the recitals of this Loan Agreement or at such other place in the United States of America as Borrower shall designate upon written notice to (1) the Administrative Agent, and (2) the Collateral Agent in accordance with the terms of the Borrower Security Agreement, where notices, presentations and demands to or upon Borrower in respect of the Loan Documents to which Borrower is a party may be given or made.

     (S)C.  Records and Accounts.
            --------------------

     Borrower shall (a) keep true and accurate records and books of account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its Properties, contingencies, and other reserves.

     (S)D.  Corporate Existence; Maintenance of Licenses.
            --------------------------------------------

            Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence. Borrower shall maintain in full force and effect, (a) with respect to the construction, installation and development of facilities for the New York PCS Network, all Licenses and material Necessary Authorizations appropriate to the level of development theretofore achieved and sufficient to avoid noncompliance with the then applicable minimum build-out requirements under the FCC License, and (b) with respect to the operation of those portions of the New York PCS Network the development of which has theretofore been completed, all material Licenses, copyrights, patents, franchises, Necessary Authorizations and other rights as are necessary and sufficient to operate such completed portions. Upon securing each of the additional Licenses and Necessary Authorizations listed on Schedule
                                                                       --------
6.7 attached hereto, Borrower shall maintain them in full force and effect,
----
where the failure to do so would have a Material Adverse Effect.

     (S)E.  Maintenance of Properties.
            -------------------------

            Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its franchises, employment contracts and permits. The Borrower (a) shall cause all of its Properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, (b) shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, (c) shall continue to engage primarily in the businesses now conducted by it and in related businesses, and (d) shall continue in full force and effect all authorizations and approvals required to conduct its business as appropriate to the then level of construction, development and operation of the New York PCS Network; provided that nothing in this (S)7.5 shall prevent Borrower from
         --------
discontinuing the operation and maintenance of any of its Properties (other than its FCC Licenses and Licenses) if such discontinuance is, in the judgment of Borrower, desirable in the conduct of its business and that does not have a Material Adverse Effect.

     (S)F.  Insurance.
            ---------

            Borrower shall maintain with financially sound and reputable insurers insurance with respect to its Properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms customarily required by institutional lenders, including, without limitation, naming Collateral Agent as an additional insured and loss payee as its interests may appear, and providing for at least thirty (30) days' written notice to Collateral Agent of cancellation or diminishment in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Borrower Security Agreement.

     (S)G.  Taxes.
            -----

            Borrower shall duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it (including, without limitation, all amounts due and owing to the FCC under Borrower's pioneer License) and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its Property; provided
                                                                      --------
that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if Borrower has set aside on its books adequate reserves with respect thereto; and provided further that Borrower will pay all
                                   -----------------
such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     (S)H.  Inspection of Properties and Books.
            ----------------------------------

                a. Borrower shall permit the Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the Properties of Borrower, to examine the books of account of Borrower (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of Borrower with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request provided that the
                                                              -------------
Administrative Agent and each Lender shall use reasonable commercial efforts not to interfere with Borrower's business.

                b. Borrower authorizes the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to communicate directly with such Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower. At the reasonable request of the Administrative Agent, Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this (S)7.8(b). The Administrative Agent agrees to use commercially reasonable efforts to coordinate the communications and disclosures to and from the accountants and the Lenders.

     (S)I.  Compliance with Laws, Contracts, Licenses, and Permits.
            ------------------------------------------------------

            Borrower shall comply in all material respects with (a) the applicable laws and regulations wherever its business is conducted, including, without limitation, all Environmental Laws, all Environmental Permits, all ERISA laws, the IRC, the Communications Act, and all FCC rules and regulations, (b) the provisions of its charter documents and by-laws, (c) all material agreements and instruments to which it is a party and by which it or any of its Properties may be bound, including, without limitation all those agreements listed on
Schedule 1.3 hereto, (d) all obligations with respect to any Employee Benefit
------------
Plan or Multiemployer Plan, and (e) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that Borrower may fulfill any of its Obligations hereunder or any of the other Loan Documents to which Borrower is a party, Borrower shall immediately take or cause to be taken all reasonable steps within the power of Borrower to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent on behalf of the Lenders with evidence thereof.

     (S)J.  Further Assurances.
            ------------------

            Borrower shall cooperate with the Lenders, the Collateral Agent and the Administrative Agent and shall execute and pay for the filing of all such further instruments and documents, including without limitation, UCC financing statements and other security documents, as the Lenders, the Collateral Agent or the Administrative Agent shall reasonably deem appropriate at such time in order to effectuate the security interests to Collateral Agent and the Lenders and to carry out to their satisfaction the transactions contemplated by the Loan Documents.

     (S)K.  Tranche B Balance Requirement.
            -----------------------------

            Borrower shall satisfy the Tranche B Balance Requirement.

     (S)L.  Additional Commitments.
            ----------------------

            1. Borrower shall obtain and deliver to Administrative Agent original counterparts (or copies thereof certified as true and correct by the Chief Financial Officer of Borrower) of the

Additional Commitments on the following dates ("measuring dates"):

                a. June 30, 1997; and

                b. each December 31 and June 30 thereafter until (i) the payment in full of all principal and interest due with respect to Indebtedness owing on the purchase price for the New York PCS Network License and (ii) Borrower's EBTDA exceeds zero.

            2. Borrower shall provide to the Administrative Agent on or before March 31, 1997 a statement, certified as true and correct by the Chief Financial Officer of Borrower, as to the total amount of principal and interest due and payable to the FCC on account of the Indebtedness owing on the purchase price for the New York PCS Network License for the period December 14, 1994 through June 30, 1998.

     (S)M.  Authorization from Landlord/Mortgagee, Etc.
            ------------------------------------------

            Borrower shall request that any landlord, mortgagee and easement grantor of Borrower agree to give the Administrative Agent and Collateral Agent, on a best efforts basis, notice of any default by Borrower under the terms or conditions of any agreement between Borrower and any landlord, mortgagee of any such landlord or easement grantor, and allow Collateral Agent to inspect or remove after the occurrence and continuance thereof of an Event of Default hereunder or under any of the Collateral Documents.

     (S)N.  Attornment and Recognition Agreements.
            -------------------------------------

            Borrower shall obtain all attornment and recognition agreements from any landlord or landlord's mortgagee of Real Estate leased or owned by Borrower upon which any Collateral (with a fair value in excess of $50,000) is stored or located, in form and substance reasonably satisfactory to Collateral Agent.

            Borrower shall use its best efforts to obtain all attornment and recognition agreements from any landlord or landlord's mortgagee of Real Estate leased or owned by Borrower upon which all other Collateral not covered by the immediately preceding paragraph is stored or located, in form and substance reasonably satisfactory to Collateral Agent.

     (S)O.  Expense Allocation Agreement.
            ----------------------------

            Borrower shall comply with the terms of the Expense Allocation Agreement and not consent to any waiver, modification or amendment thereto.

     (S)P.  Tranche A Draw Request.
            ----------------------

            Borrower shall submit Tranche A Draw Requests to the Administrative Agent at such times and in such amounts so that payments to Supplier will timely occur pursuant to the terms of the Supply Agreement.

     (S)Q.  Reserved.
            --------


     (S)R.  Reporting Requirements; Notices.
            -------------------------------

            Borrower shall deliver or cause to be delivered to the Administrative Agent on behalf of the Lenders (and if specifically required below, to the Collateral Agent) the following:

            1.  Approved Full Term Operating Business Plan.
                ------------------------------------------

                a. Prior to the Closing Date, Borrower shall submit to the Administrative Agent on behalf of the Lenders for the Administrative Agent's review and approval a proposed operating business plan for its business and operations for the term of the Loan Agreement, such operating business plan (and all line items thereof) (x) to be consistent with the financial covenants in
(S)7.19 hereof and (y) to be prepared on a month by month basis through calendar year 1996, quarterly through calendar year 1999, and annually thereafter (the "Full Term Operating Business Plan"). The Full Term Operating Business Plan shall be based on assumptions and expectations which are reasonable and prudent under the circumstances. (Administrative Agent acknowledges satisfaction of the requirements of this clause (a) prior to the date hereof).

                b. The Full Term Operating Business Plan shall contain (i) internally prepared statements of income and expense of Borrower in reasonable detail for the term of the Loan Agreement prepared in accordance with generally accepted accounting principles (except for the absence of footnotes) (ii) a schedule of all Capital Expenditures estimated to be made during the term of the Loan Agreement, (iii) a statement of the amounts and times by which Borrower needs to raise additional capital to meet its obligations when due during the term of the Loan Agreement, (iv) a projected balance sheet of Borrower, (v) a projected cash flow statement of Borrower, and (vi) a statement listing all assumptions which formed the basis for (i) through (v), each together with supporting schedules in sufficient detail as needed and in all material aspects in accordance with GAAP applied on a consistent basis. Upon approval at the Closing Date by Administrative Agent, the proposed Full Term Operating Business Plan shall become the Approved Full Term Operating Business Plan of Borrower (the "Approved Full Term Operating Business Plan"). Borrower may deliver, from time to time, to Administrative Agent an updated proposed full term operating business plan which the Administrative Agent, in its sole discretion, may or may not approve. If Administrative Agent approves such proposed plan, the plan shall thereafter constitute the "Approved Full Term Operating Business Plan."

                c. If as and when the proposed plan required to be delivered to the Administrative Agent pursuant to this (S)7.18A hereunder is approved by Administrative Agent, said plan shall be deemed to be in compliance with this (S)7.18A.

            2.  Approved Annual Operating Business Plan.
                ---------------------------------------

a. Prior to the Closing Date, Borrower shall also submit to the Agent on behalf of the Lenders for the Administrative Agent's approval a proposed operating business plan for the period from January 1, 1995, through calendar year 1996, such operating business plan to be prepared on a month by month basis and based on assumptions and expectations which are reasonable and prudent under the circumstances. (Administrative Agent acknowledges satisfaction of the requirements of this clause (a) prior to the date hereof).

b. The proposed annual operating business plan shall contain (i) internally prepared statements of income and expense of Borrower in reasonable detail for the applicable period prepared in all material aspects in accordance with generally accepted accounting principles (except for the absence of footnotes),
(ii) a schedule of all Capital Expenditures estimated to be made during the period, (iii) a statement of the amounts and times by which Borrower needs to raise additional capital to meet its obligations when due during the period,
(iv) a projected balance sheet of Borrower, (v) a projected cash flow statement of Borrower, and (vi) a statement listing all assumptions which formed the basis for (i) through (v), each together with supporting schedules in sufficient detail as needed and in all material aspects in accordance (x) in the case of the proposed initial approved operating business plan, with GAAP (except for the absence of footnotes) and (y) thereafter, with the Initial Approved Annual Operating Business Plan, and on a consistent basis. Upon approval at the Closing Date by the Administrative Agent, the proposed initial annual operating business plan shall become the initial approved operating business plan of Borrower (the "Initial Approved Annual Operating Business Plan" and, so long as it is in effect, the "Approved Annual Operating Business Plan").

c. Commencing in 1996, prior to December 1 of each calendar year until the later of (x) the Tranche A and B Commitment Termination Date, and (y) the date on which Borrower's EBTDA is greater than zero for two successive fiscal quarters, Borrower shall submit to the Administrative Agent on behalf of the Lenders for Administrative Agent's review and approval a proposed annual operating business plan containing the statements listed in (b)(i) through (vi) and all exhibits required thereto as set forth in (S)7.18B(b) for the next succeeding calendar year which the Administrative Agent, in its sole discretion, may or may not approve. If the Administrative Agent approves the proposed new annual operating business plan, the plan shall thereafter constitute the "Approved Annual Operating Business Plan."

d. Commencing in 1996, on or prior to August 14 of each calendar year, Borrower shall submit to Administrative Agent on behalf of the Lenders a report certified as true and correct by the Chief Financial Officer of Borrower which shows in reasonable detail, variances, if any, between the actual operating performance of Borrower and what was estimated for the first six months of the calendar year in the Approved Annual Operating Business Plan (or the Approved Full Term Operating Business Plan if the Administrative Agent refuses to approve a plan delivered pursuant to (S)7.18B(c) hereof) and explains in reasonable detail in form satisfactory to Administrative Agent the reasons for the discrepancies between the two, if any.

                e. If as and when the proposed plan required to be delivered to the Administrative Agent under this (S)7.18B hereunder is approved by Administrative Agent, said plan shall be deemed to be in compliance with this
(S)7.18B.

            3.  Quarterly Financial Statements.
                ------------------------------

                As soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Borrower, copies of the internally prepared unaudited balance sheet of Borrower, as at the end of such quarter, and the related statement of income and statement of cash flow for the portion of Borrower's fiscal year then elapsed, all in reasonable detail and each setting forth in comparative form (x) the figures for the prior year's corresponding fiscal quarter and (y) so long as Borrower is required to deliver an Approved Annual Operating Business Plan pursuant to (S)7.18B hereof, any variances from the Approved Annual Operating Business Plan (or the Approved Full Term Operating Business Plan, if applicable), if any, prepared in all material aspects in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of Borrower that the information contained in such financial statements fairly presents the financial position of Borrower on the date thereof (subject to year-end adjustments).

            4.  Annual Financial Statements.
                ---------------------------

                As soon as practicable, but in any event no later than one hundred twenty (120) days after the end of each fiscal year of Borrower, the audited balance sheet of Borrower as at the end of such year, and the related audited statement of income and audited statement of cash flow for such year prepared in accordance with GAAP, and so long as Borrower is required to deliver an Approved Annual Operating Business Plan pursuant to (S)7.18B hereof, a separate variance analysis setting forth in comparative form the figures for the previous fiscal year and any variances from the applicable period of the Approved Annual Operating Business Plan in reasonable detail. Such balance sheet, statement of income and statement of cash flow shall contain a certified audit report of a nationally recognized independent certified public accounting firm satisfactory to Administrative Agent, which report shall contain an unqualified opinion of such accounting firm, and an "agreed upon procedures" report pursuant to which the accountants (aa) review Borrower's statement that Borrower is in compliance with the provisions of the Expense Allocation Agreement, (bb) perform the agreed upon review procedures applicable thereto and (cc) confirm that in examining the financial statements of Borrower they have not become aware of any Default or Event of Default with respect to the Expense Allocation Agreement, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such report any such Default or Event of Default; provided that such accountants shall not be liable to the
                     --------
Lenders for failure to obtain knowledge of any Default or Event of Default. The annual financial statements shall also be accompanied by a management letter of Borrower's accountants (only to the extent otherwise obtained by Borrower). Notwithstanding the above, if NTI or an Affiliate of NTI has assigned all or a part of its rights and obligations under the Loan Documents in accordance with the terms hereof, then all annual financial statements, variance reports, officer's certificates and accompanying documentation shall thereafter be due within ninety (90) days from the end of each fiscal year;

            5.  Compliance Certificate.
                ----------------------

                Simultaneously with the delivery of the financial statements referred to in subsections (C) and (D) above, a statement certified by the principal financial or accounting officer of Borrower (the "Compliance Certificate") in substantially the form of Exhibit C hereto and setting forth in
                                           ---------
reasonable detail computations evidencing compliance with the financial covenants contained in (S)7.19 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

            6.  Quarterly Key Barometer Report.
                ------------------------------

                Until such time as Borrower's EBTDA has exceeded zero for two successive fiscal quarters, forty-five (45) days after each quarter, Borrower shall deliver to Administrative Agent on behalf of the Lenders, a report of Key Barometers dated as of the last day of the previous quarter, together with a report showing variances from the estimates previously provided to Administrative Agent and each Lender in the Annual Approved Operating Business Plan, along with an explanation of discrepancies between the actual numbers and the estimated numbers.

            7.  Securities and Exchange Commission Reports.
                ------------------------------------------

                Within three (3) Business Days after the filing or mailing thereof, copies of all materials of a financial nature (x) filed with the Securities and Exchange Commission by Borrower, Parent or Grand Parent, (y) information sent to the stockholders of

Borrower or to banks and other lenders of Borrower (exclusive of proprietary information) and (z) information and reports directly and materially related to the Borrower or the New York PCS Network which Parent or Grand Parent would be required to file with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, if Parent or Grand Parent were public companies subject to the reporting requirements of such Act; provided that, if
                                                             --------
the information or reports covered by this clause (z) contain proprietary information, Borrower shall not be obligated to provide the proprietary information hereunder unless (a) the Person (i.e., Parent or Grand Parent) that is the source of the information or reports is a public company and (b) such Person would then be required to file such proprietary information with the SEC.

     8.  Accounts Receivable Aging Report.
         --------------------------------

         Within forty-five (45) days after the end of each fiscal quarter an Accounts Receivable aging report;

     9.  Other Financial Information.
         ---------------------------

         From time to time such other financial data and information as the Administrative Agent may reasonably request.

     10. Defaults.
         --------

         Written notice within three (3) Business Days thereof of the occurrence and continuance of an event or circumstance that constitutes a Default or the occurrence and continuance of an Event of Default under the Loan Documents or of the Borrower first becoming aware of such occurrence, whichever date is later. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Loan Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which Borrower is a party or obligor, whether as principal, guarantor, surety or otherwise, which could result in the party to whom such indebtedness is owed having the right under its governing documents to accelerate such indebtedness, and such acceleration would have a Material Adverse Effect, Borrower shall forthwith give written notice thereof to the Administrative Agent, describing the notice or action and the nature of the claimed default.

     11. Environmental Events.
         --------------------

         As soon as possible, and in any event within ten (10) Business Days, written notice to the Administrative Agent on behalf of the Lenders (i) of any violation of any Environmental Law that Borrower reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that, has the potential to materially affect the assets, liabilities, financial conditions or operations of Borrower or the security interests for the benefit of the Lenders pursuant to the Borrower Security Agreement.

     12. ERISA Events.
         ------------

         As soon as possible, and in any event within ten (10) days after Borrower or any ERISA Affiliate knows or has reason to know or believes that any ERISA Affiliate knows or has reason to know or believes that any ERISA Event has occurred, Borrower shall and shall cause such ERISA Affiliate to deliver to the Administrative Agent a statement of the chief financial officer of Borrower or such ERISA Affiliate describing such ERISA Event, together with any correspondence with, or filings made with, the PBGC or Department of Labor, and the action, if any, which Borrower or such ERISA Affiliate proposes to take with respect thereto.

     13. Employee Benefit Plans.
         ----------------------

         Borrower shall (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to the Administrative Agent (x) a copy of its initial actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, and (y) a notice of all subsequent filings (with copies to be provided upon request of the Administrative Agent), (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or
in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA, and (iii) promptly upon becoming aware of the occurrence thereof, furnish notice to the Administrative Agent of: (a) any transaction which could result in the imposition of a penalty under Section 502(i) of ERISA or an excise tax under Section 4975 against Borrower or an ERISA Affiliate; (b) any partial or complete withdrawal from a Multiemployer Plan by any of Borrower or an ERISA Affiliate; (c) a failure by any of Borrower or an ERISA Affiliate to make a payment to a Plan required to avoid imposition of a lien under Section 302(f) of ERISA; (d) the adoption of an amendment to a Guaranteed Pension Plan requiring the provision of security under Section 307 of ERISA; and (e) any change in the actuarial assumptions funding methods used for any Guaranteed Pension Plan, where the effect of such change is to materially increase the unfunded benefit liability or materially reduce the obligation to make periodic contributions.

     14. Notification of Claims Against Collateral.
         -----------------------------------------

         Written notice to the Administrative Agent and the

Collateral Agent, within three (3) Business Days of becoming aware of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Collateral Agent's and Lenders' rights with respect to the Collateral, are subject.

     15. Notice of Litigation and Judgments.
         ----------------------------------

         Written notice within ten (10) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting Borrower or to which Borrower is or becomes a party that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of the proceedings. Borrower shall give notice to the Administrative Agent, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against Borrower in an amount in excess of $1,000,000.

     16. Calculation of Net Funds Payment.
         --------------------------------

         Annually, commencing in the year 2001, and for so long as Tranche B Loans remain outstanding, a report of Borrower that includes true and accurate calculations of Borrower's Net Funds Payment for that year, if any, within one hundred twenty (120) days from the end of the fiscal year, certified as true and correct by Borrower's Chief Financial Officer.

     17. FCC Notices.
         -----------

         Within three (3) Business Days thereof, submit copies of all material notices and correspondence received from or sent to the FCC relating to the New York PCS Network License.

     18. Change in Corporate Name; Location of Collateral.
         ------------------------------------------------

         Not later than thirty (30) days prior thereto, written notice to the Collateral Agent and the Administrative Agent of a change in (i) the business or corporate name of Borrower or Parent, (ii) the location of the Collateral of Borrower (subject to (S)6(a) of the Borrower Security Agreement) or (iii) Borrower's chief executive office or other locations or the location where Borrower's books and records are kept.

     19. Other Information.
         -----------------

         Borrower shall provide the Administrative Agent on behalf of the Lenders such other information concerning its business, operations or financial condition as shall be reasonably requested. Upon the Administrative Agent's receipt of any and all financial and other information furnished by the Borrower pursuant to this (S)7.18 the Administrative Agent shall promptly deliver copies thereof to each Lender.

   (S)S. Financial Covenants of Borrower.
         -------------------------------

         Borrower covenants and agrees that, so long as any Loan, Note or other of Borrower's Obligations are outstanding or any Lender has any obligation to make any Loans, Borrower shall:

               1.  Revenue Covenant:
                   ----------------

         Have earned for each fiscal quarter during the periods set forth on
Schedule 7.19A, Revenue of not less than the applicable amount shown on Schedule
--------------                                                          --------
7.19A.
-----

         Notwithstanding the requirement set forth above, Borrower will not be required to meet the Revenue Test in this Section 7.19A for any fiscal quarter ending after the Borrower's EBTDA has exceeded zero for two successive fiscal quarters.

               2.  Minimum Cash Test:
                   -----------------

         Maintain or cause to be maintained as of the last day of each fiscal quarter, a ratio of Cash to EBTDA (for the quarter then ending) of not less than 1.25:1. For purposes of calculating the ratio in this (S)7.19B, negative EBTDA shall be treated as if it were a positive number.

         Notwithstanding the requirement set forth above, Borrower will not be required to meet the Minimum Cash Test in this (S)7.19B (x) for any quarter in which EBTDA is positive or (y) for any fiscal quarter ending after Borrower's EBTDA has exceeded zero for two successive quarters.

               3.  Indebtedness Test:
                   -----------------

         Have as of the last day of each fiscal quarter during the term of this Loan Agreement, Adjusted Indebtedness of not more than the Indebtedness Cap.

               4.  Ratio of Adjusted Total Debt to Adjusted Borrower's Equity:
                   ----------------------------------------------------------

         Beginning with the first quarter of calendar year 1996, maintain or cause to be maintained as of the last day of each fiscal quarter through the Tranche A and B Maturity Date, a ratio of Adjusted Total Debt to Adjusted Borrower's Equity of not more than (a) beginning on the Closing Date through December 31, 1996, 4:1, and (b) thereafter, 3:1.

               5.  Adjusted EBITDA Test:
                   --------------------

         Have for each fiscal quarter during the periods set forth on Schedule 7.19E, Adjusted EBITDA of not less than the amounts shown on such Schedule 7.19E
                                                                  --------------
for the applicable period.

   (S)T.  Mortgage Liens:
          --------------

         If the Borrower shall use the proceeds of any loan under any Permitted Loan Agreement to acquire any Real Estate at the time of such acquisition it will grant to the Collateral Agent a first-mortgage lien in form and substance satisfactory to the Required Lenders on such Real Estate. Such Lien shall provide that it shall be released upon the refinancing of any such loan.

(S)VIII.  CERTAIN NEGATIVE COVENANTS OF BORROWER.
          --------------------------------------

          Borrower covenants and agrees that, so long as any Loan or Note or other fees or expenses are outstanding or any Lender has any obligation to make any Loans:

   (S)A.  Restrictions on Indebtedness.
          ----------------------------

          Borrower shall not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

               a. Subject to the Indebtedness Cap, Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

               b. Subject to the Indebtedness Cap, Indebtedness to the Parent or Grand Parent, provided that such Indebtedness is on terms which are no better
                 -------------
than those available on arm's length terms and, provided that, any such
                                                -------------
Indebtedness shall be subordinated to the prior payment in full in cash of the Outstanding Amount of Loans and all other Indebtedness permitted and owing to any Person hereunder pursuant to a Subordination Agreement except that, so long as no Default has occurred and is continuing under any of the Loan Documents, Borrower is allowed (I) to pay interest only (but not principal) to Parent or Grand Parent on such Indebtedness at market rates and (II) to pay an amount to Parent or Grand Parent equal to that which Borrower would otherwise be permitted to distribute to Parent in accordance with the terms of (S)8.5 hereof in lieu of making such Distribution. Borrower shall also be allowed to pay Parent or Grand Parent prior to paying the Borrower's Obligations hereunder for Indebtedness which:

                   (i) (v) was incurred by Borrower to pay (and was in fact used to pay) (I) expenses for which a Tranche A borrowing is permitted under this Loan Agreement, or (II) a Tranche B Eligible Expense or (III) a Tranche C Eligible Expense, or

                       (w) is to be paid out of the proceeds of Indebtedness to a non-affiliated third party (other than the Lenders), and such non-affiliated third party has executed a Subordination Agreement, or

                       (x) was incurred to pay for permitted Capital Expenditures relating to the New York PCS Network and will be paid out of the proceeds of Indebtedness to be borrowed from an Other Lender lending on a pari passu basis in accordance with an Intercreditor Agreement, or

                       (y) was incurred to pay for costs for which Liens are permitted under clauses (a), (b) and (c) of (S)8.2 below, and is to be paid to Parent or Grand Parent out of the proceeds of such Indebtedness to an Other Lender which has executed an Intercreditor Agreement permitted pursuant to
(S)8.1(e) below, or

                       (z) was incurred to pay for Borrower's cash flow/working capital requirements pursuant to a revolving loan agreement which [as long as it remains in place] allows Borrower to borrow and reborrow amounts from time to time (up to, at any one time in the aggregate, $5,000,000), and is to be paid out of the proceeds of Indebtedness to a non-affiliated third party (other than the Lenders) which is permitted pursuant to (S)8.1(g) below; and

                  (ii) no Default has occurred and is continuing under any of the Loan Documents.

               c. Subject to the Indebtedness Cap, (i) purchase money Indebtedness, (ii) Capital Lease obligations, and (iii) Indebtedness incurred in the acquisition of Real Estate (w) in an amount not to exceed at any one time outstanding in the aggregate Ten Million Dollars ($10,000,000), (x) in amounts not to exceed the fair value of the property being acquired, and (y) in the case of purchase money Indebtedness and Capital Lease obligations (considered together) in an aggregate amount outstanding at any one time not to exceed Five Million Dollars ($5,000,000) and in each case a refinancing of such Indebtedness or Capital Lease Obligation in an amount not to exceed the amount to be refinanced and such refinancing is provided by a nonaffiliated Lender and the amount of such refinancing shall be counted in the $10,000,000 cap;

               d. Subject to the Indebtedness Cap, additional unsecured Indebtedness, provided that, any such Indebtedness shall be subordinated to the
              -------------
prior payment in full in cash of the Outstanding Amount of Loans pursuant to a Subordination Agreement;

               e. Subject to the Indebtedness Cap, Indebtedness secured by Liens permitted pursuant to clauses (a) and (c) of Section 8.2 below including Indebtedness owing with respect to the Ericsson Loan Agreement;

               f. Indebtedness the proceeds of which are used solely for working-capital purposes, so long as, with respect to each of the two most recent complete fiscal quarters of the Borrower, preceding the date on which such Indebtedness is to be incurred

                   (i)  the amount equal to

                        (A) the Borrower's EBTDA for such fiscal quarter minus

                        (B) the amount of interest that would have accrued on
                            such Indebtedness during such fiscal quarter if such Indebtedness had been outstanding for all of such fiscal quarter and such interest had accrued at the rate per annum applicable at the time of incurrence, shall have exceeded zero, and

                   (ii) the ratio of

                        (A) the aggregate principal amount of all Indebtedness
                            of the Borrower outstanding on such date, after giving effect to such Indebtedness, to

                        (B) EBITDA for each such fiscal quarter,

         shall not exceed 7.5:1;

               g. Subject to the Indebtedness Cap, Indebtedness to a nonaffiliated working capital lender for cash flow/working capital secured by Accounts Receivable not to exceed in the aggregate, Five Million Dollars ($5,000,000.00);

               h. Indebtedness owing to the FCC in an amount not greater than the purchase price payable for the FCC License for the New York PCS Network;

               i.  Indebtedness owing under the Ericsson Loan Agreement.

               j. Subject to the Indebtedness Cap, Purchase Money Indebtedness (in addition to any purchase money Indebtedness described in (S)8.1(c) above) incurred in order to acquire inventory (other than in respect of handsets and accessories thereto manufactured or supplied by Ericsson or Orbitel or their respective Affiliates).

     Indebtedness of Borrower to the Parent or Grand Parent shall only be permitted hereunder pursuant to (S)8.1(b), above.

  (S)B.  Restrictions on Liens.
         ---------------------

         Borrower shall not (A) create or incur or suffer to be
created or incurred or to exist any Lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its Property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (B) transfer any of such Property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (C) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (D) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (E) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that Borrower may create or
                                       --------
incur or suffer to be created or incurred or to exist (collectively "Permitted Liens"):

         a. Liens securing any and all other vendor financing for the supply and installation of equipment to be used in the New York PCS Network to be supplied by third party nonaffiliated suppliers for amounts not in excess of the fair value of the property being acquired and related services associated with the equipment (and the refinancing and refunding of such Indebtedness, so long as such refinancing and refunding is done through nonaffiliated third parties) provided that, with respect to any nonaffiliated Person who has not signed an
-------------
Intercreditor Agreement prior to obtaining such Lien, the amount secured by such Liens by all such nonaffiliated Persons pursuant to (S)(S)8.2(a) and (b) hereof shall not exceed in the aggregate at any one time $5,000,000;

         b.    Liens securing purchase money Indebtedness permitted under
(S)8.1(c) above, provided that such Liens cover only the property so acquired
                 -------------
and for amounts not in excess of the fair value of the property being acquired (and the refinancing and refunding of such Indebtedness, so long as such refinancing and refunding is done through nonaffiliated third parties) provided
                                                                       --------
that, with respect to any nonaffiliated Person who has not signed an
----
Intercreditor Agreement prior to obtaining such Lien, the amount secured by such Liens by all such nonaffiliated Persons pursuant to (S)(S)8.2(a) and (b) hereof shall not exceed in the aggregate at any one time $5,000,000;

         c. Liens securing Indebtedness incurred, and the proceeds of which are used to pay (i) Tranche C Loans, in whole or in part, (ii) up to $15,000,000 of Tranche C Loans due under the Ericsson Loan Agreement and (iii) the portion of Tranche A Loans drawn under the Ericsson Loan Agreement, the proceeds of which were used to pay interest due under the Ericsson Loan Agreement provided
                                                                      --------
that, the maturity date of any such Indebtedness shall not occur earlier than
----
the Tranche A and B Commitment Termination Date (and the refinancing and refunding of such Indebtedness, so long as such refinancing and refunding is done through nonaffiliated third parties);

         d. Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or Liens on Properties to secure claims for labor, material or supplies in respect of obligations not overdue;

         e. deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance;

         f. Liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

         g.    encumbrances on Real Estate consisting of:

               (I) easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which such Borrower is a party, and other minor liens or encumbrances none of which in the opinion of Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of Borrower, which defects do not individually or in the aggregate have a Material Adverse Effect on the business of Borrower; and

               (II) mortgage (or deed of trust) liens (collectively "Mortgage Liens") to secure the payment of borrowed money to acquire Real Estate, provided
(i) the amount secured by any Mortgage Lien shall not exceed the sum of (w) the acquisition cost of the Real Estate acquired by Borrower and (x) the cost of any improvements constructed thereon; and (ii) Borrower shall simultaneously with the acquisition of the Real Estate in question either (A) if the amount of the Mortgage Lien has been advanced from funds of Borrower or under one or more Permitted Loan Agreements, grant to the Collateral Agent a first mortgage or deed of trust or (B) otherwise (y) grant to the Collateral Agent a second mortgage (or deed of trust) in form and substance satisfactory to the Required Lenders subordinate only to the Mortgage Lien, and securing the obligations of the Borrower owing to lenders that are parties to the Intercreditor Agreement or
(z) cause the lender in whose favor the Mortgage Lien is to be made to execute and deliver to the Collateral Agent an option to purchase the Mortgage Lien, substantially in the form of Exhibit K attached hereto; provided that if
                             ---------
Borrower proceeds under Clause (ii)(A) of this Section 8.2(g)(II), Borrower shall have the right to refinance the Mortgage Lien with a different lender in which event Borrower shall deliver to the Collateral Agent, simultaneously with such financing, the documentation required under clause (B) hereof;

               h.  Liens existing on the date hereof and listed on Schedule 8.2
                                                                   ------------
hereto;

               i. Liens in favor of the Collateral Agent for the benefit of the lenders and agents parties to the Intercreditor Agreement securing the obligations permitted to be secured under the Intercreditor Agreement;

               j. Liens to secure Indebtedness permitted under (S)8.1(f), above;

               k. Liens on Accounts Receivable to secure Indebtedness permitted under (S)8.1(g), above;

               l. Deposits to secure the performance of bids, trade contracts (other than for Guaranteed money, leases, statutory obligations, surety and appeal bonds, performance bonds, and other obligations of a like nature incurred in the ordinary course of business not to exceed in the aggregate at any one time $5,000,000; and

               m. liens on inventory other than handsets and accessories thereto manufactured by Ericsson, Inc., Orbitel and their respective Affiliates.

         The Lenders will consent to and permit a pari passu sharing of
                                                  ----------
collateral with one or more lenders who (i) have Indebtedness secured by liens permitted by (a), (b), (c) and (f) and (i) of this (S)8.2, (ii) are eligible to join in the Intercreditor Agreement (the "Intercreditor Agreement")dated August 7, 1996, by and among the Collateral Agent, the Ericsson Administrative Agent and the Nortel Administrative Agent , and (iii) are not Affiliates of Borrower (the "Other Lender"). The collateral pool that will be shared pari passu between
                                                              ----------
Lender and the Other Lender shall consist of the collateral pledged to (i) the Lender and (ii) the Other Lender.

         All expenses of the Collateral Agent and all expenses, including legal fees, incurred in connection with the preparation and negotiation of appropriate collateral agent documentation shall be paid by the Borrower.

(S)C.  No Contingent Obligations.
       -------------------------

         Borrower shall not create, incur, assume, guarantee or remain liable on any Contingent Obligations other than (i) guarantees in favor of the Lenders or their Affiliates and assigns, and (ii) those Contingent Obligations existing on the date hereof and noted on Schedule 8.3 hereto.
                             ------------

(S)D.  Restrictions on Investments.
       ---------------------------

     Borrower shall not make or permit to exist or to remain outstanding any Investment except:

               a. Investments in Rate Hedging Agreements in a notional principal amount on any date not to exceed the aggregate principal amount of Indebtedness of the Borrower accruing interest at a floating rate, and only so long as the purpose of such Investments shall be to hedge such floating-rate interest and shall not be to speculate on interest rates;

               b. Investments in commercial paper maturing in ninety (90) days or less from the date of issuance which, at the time of acquisition by Borrower, is accorded a rating of A1 or better by Standard & Poor's Corporation, or P1 or better by Moody's Investors Service, Inc. or an equivalent rating by another nationally recognized credit rating agency of similar standing;

               c. Investments in (i) direct obligations of the United States of America or any agency or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing in twelve months or less from the date of acquisition thereof, and (ii) repurchase agreements fully secured by underlying securities of the type described in clause (i) and issued by a bank or trust company meeting the requirements of paragraph (d) of this 8.4;

               d. Investments in certificates of deposit maturing within six months from the date of issuance thereof (i) issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $500,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof by Borrower, rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc., (ii) issued by any Lender, and (iii) issued by a bank or trust company organized under law other than those of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $500,000,000 and having a credit rating of B/C or better and a "legal rating" of 3 or better by IBCA Lendering Analysis Ltd.

               e. Investments in money market funds (other than single state funds) that make investments in accordance with the regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended; and

               f. Loans or advances in the usual and ordinary course of business to officers, directors and employees for expenses (including moving expenses related to a transfer) incidental to carrying on the business of Borrower;

   (S)E. Distributions.
         -------------

         Except as permitted by the Expense Allocation Agreement,

Borrower shall not make any Distributions (other than a dividend or other distribution of any shares of capital stock of Borrower subject to the Parent's pledge to the Lenders pursuant to the Pledge Agreement) without the prior written consent of the Administrative Agent and the Required Lenders or make any payment on account of allocated corporate charges or overhead which is not a Tranche C Eligible Expense unless at the time of and after giving effect to such
Distribution:

                   (i)   no Default shall have occurred and be continuing;

                   (ii) the Borrower shall have had EBTDA in excess of zero for each of its four consecutive fiscal quarters ending with its fiscal quarter most recently ended prior to the date of such Distribution (the "Preceding Fiscal
                                                            ----------------
Quarter") and
-------

                   (iii) the aggregate amount for all Distributions by the Borrower during the fiscal year of the Borrower in which the date of such Distribution occurs shall not exceed:

                         (A) Working Capital of the Borrower as of the last day of the Preceding Fiscal Quarter, minus

                         (B) the aggregate amount of Debt Service payable by the Borrower during the 12 calendar months next-following the Preceding Fiscal Quarter, minus

                         (C) while any Tranche B Advance is outstanding, (1) 50%, multiplied by (2) 25%, multiplied by (3) the number of Borrower's fiscal quarters that have begun on or before the date of such Distribution during the Borrower's then-current fiscal year, multiplied by (4) the Net Funds Amount in respect of the Borrower's immediately preceding complete fiscal year, minus

                         (D) the aggregate amount of any prepayment of Indebtedness required to be made pursuant to (S)3.02(b) of the Ericsson Loan Agreement and pursuant to (S)3.2C hereunder during the Borrower's then-current fiscal year and that has not theretofore been made.

        (S)F.  Merger, Consolidation and Disposition of Assets.
               -----------------------------------------------

               a. Borrower shall not become a party to any merger or consolidation, shall not create any Subsidiaries or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with sound and prudent practices) and shall not make any other fundamental changes in its business, operations or corporate structure, including, but not limited to, changing its name or any trade name used in its business, making non-ordinary course asset disposals or transfers, including transactions with Affiliates, restructurings, issuing additional capital stock, or changing the allocation of intercompany expenses among Borrower and its corporate Affiliates from that set forth in the Expense Allocation Agreement.

               b. Borrower shall not become a party to or agree to or effect any disposition of assets, other than (i) the disposition of assets in the ordinary course of business, (ii) the disposition of obsolete assets or equipment no longer necessary to the operation of the Borrower's business, consistent with sound and prudent practices, and (iii) the disposition of asset not covered by either of the foregoing exceptions in an amount not to exceed $10,000,000 in the aggregate during the term of this Agreement.

         (S)G. Sale and Leaseback.
               ------------------

               Borrower shall not enter into any arrangement, directly or indirectly, whereby Borrower shall sell or transfer any Property owned by it in order then or thereafter to lease such Property or lease other property that Borrower intends to use for substantially the same purpose as the Property being sold or transferred.

         (S)H. Compliance with Environmental Laws.
               ----------------------------------

               Borrower shall not (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Materials of Environmental Concern, except in compliance with Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Materials of Environmental Concern, except in compliance with Environmental Laws, (c) generate any Materials of Environmental Concern on any of the Real Estate, except in compliance with Environmental Laws,
(d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Materials of Environmental Concern on, upon or into the Real Estate except in compliance with Environmental Laws or (e) otherwise conduct any activity at any Real Estate, except in compliance with Environmental Laws, or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

         (S)I. Employee Benefit Plans.
               ----------------------

               Neither Borrower nor any ERISA Affiliate shall

                   a. engage in any "prohibited transaction" within the meaning of (S)406 of ERISA or (S)4975 of the Code which could result in a material liability for Borrower; or

               b. permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived; or

               c. fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of Borrower pursuant to (S)302(f) or (S)4068 of ERISA; or

               d. permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

               e. fail to make when due any required contributions to a Multiemployer Plan;

               f. withdraw (completely or partially) from any Multiemployer Plan where such withdrawal is likely to result in a material liability to Borrower or an ERISA Affiliate;

               g. terminate or institute proceedings to terminate, any Guaranteed Pension Plan, where such termination is likely to result in a material liability to any of Borrower or an ERISA Affiliate;

               h. make any amendment to any Guaranteed Pension Plan with respect to which security is required under Section 307 of ERISA; or

               i. fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the IRC where such failure is likely to result in material liability to Borrower or an ERISA Affiliate.

   (S)J. Key Management Personnel Compensation.
         -------------------------------------

         Until such time as Borrower's EBTDA has exceeded zero for two successive fiscal quarters, Borrower's compensation program for the categories its key management personnel listed on Schedule 8.10 attached hereto shall not
                                       -------------
provide for incentive-based cash compensation which is in excess of three (3) times the applicable base salary.

   (S)K. Reserved.
         --------

   (S)L. Transactions with Affiliates.
         ----------------------------

         The Borrower shall not enter into

     a. any agreement or arrangement providing for the payment of any amounts to any of its Affiliates, other than

         I. (x) the Expense Allocation Agreement, and (y) only if the Administrative Agent issues a formal approval in writing subsequent to the date hereof, the Servicing Agreement dated as of the date hereof between the Borrower and the Grand Parent,

         II. a tax-sharing agreement or arrangement pursuant to which the Borrower shall not make any payments or agree to make any payments in lieu of income taxes unless the cumulative sum of such payments does not exceed the cumulative sum of income taxes that the Borrower would have paid if the Borrower had always filed income-tax returns as a separate entity and

         III. a management, consulting or other agreement, but only if such agreement either

              (A) relates to providing management, consulting or other services to an Affiliate operating BTA markets and

                   (1) is on terms that are fair and reasonable and no less favorable to the Borrower than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate;

                   (2) does not provide for payments by the Borrower under such agreement; and

                   (3) does not provide for the performance of services or purchase or delivery of property by the Borrower in a manner that, individually or together with all other such agreements with Affiliates operating BTA markets, would have a material adverse effect on the ability of the Borrower to build-out or operate the New York MTA, or

                (B) is approved in writing by the Required Lenders, or


     (b) any other agreement, arrangement or transaction with any of its Affiliates (whether or not providing for the payment of any amounts to any of its Affiliates), except in the ordinary course of business and on terms that are fair and reasonable and no less favorable to the Borrower than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

(S)M.  Change in Nature of Business.
       ----------------------------

       The Borrower shall not make any fundamental change in its business as carried on and as proposed to be carried on at the date hereof.

(S)N.  Charter Amendments.
       ------------------

       The Borrower shall not amend its certificate of incorporation or bylaws.

(S)O.  Accounting Changes.
       ------------------

       The Borrower shall not make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required by GAAP, or change its fiscal year.

(S)P.  Prepayments, Etc., of Indebtedness.
       ----------------------------------

       The Borrower

          a. shall not, and shall not permit any Affiliate to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness owing by the Borrower, other than the prepayment of the Loan in accordance with the terms of this Agreement or as the Required Lenders may otherwise agree, except for prepayments, redemptions, purchases or other satisfactions by the Borrower as to which lenders under Section 5.02 of the Intercreditor Agreement are not required to pay any amount to other lenders party thereto or Indebtedness owing to the FCC, and

          b. shall not amend, modify or change in any manner any term or condition of any Subordinated Debt or any other Indebtedness secured by Liens in favor of the Collateral Agent, except for amendments, modifications and changes that the lenders party to the Intercreditor Agreement are permitted to enter into thereunder.

If on any date any amount shall be due and owing hereunder and under any other Indebtedness of the Borrower and the Borrower shall not pay in full all such amounts as are then due and owing, the Borrower shall not pay any such amounts except ratably, in accordance with the respective amounts then due and owing thereunder. If the Borrower shall take any action in violation of this Section 8.16, it irrevocably authorizes each lender to it that is a party to the Intercreditor Agreement on its behalf to make any payment required under Section
5.02 or 5.03 of the Intercreditor Agreement and acknowledges that any amount so paid by any such lender shall be deemed not to have been paid by the Borrower to such lender.

(S)Q.  Amendment, Etc., of Material Contracts.
       --------------------------------------

       The Borrower shall not cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract, or take any other action in connection with any Material Contract that, in any such case, could, at the time thereof, reasonably be expected to have a material adverse effect on the Borrower's ability to perform its obligations under this Agreement or any other Loan Document.

(S)R.  Negative Pledge.
       ---------------

       The Borrower shall not enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien in favor of the Lenders or the Collateral Agent upon any of its property or assets.

(S)S.  Partnerships.
       ------------

       The Borrower shall not become a general partner in any general or limited partnership.

(S)IX.  CLOSING CONDITIONS.
        ------------------

        The obligations of the Lenders to make Loans shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing
Date:

(S)A.  Loan Documents.
       --------------

       Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to Administrative Agent, each of the Lenders and their counsel. Each Lender and the Administrative Agent shall have received a fully executed copy of each such document.

(S)B.  Secretary's Certificate; Evidence of Action.
       -------------------------------------------

       Each of the Lenders and the Administrative Agent shall have received from each of Borrower and Parent a Secretary's Certificate, dated as of the Closing Date, signed by the Secretary or Assistant Secretary of Borrower and Parent, (i) giving the name and bearing a specimen signature of each individual officer who shall be authorized: (a) to sign, in the name and on behalf of Borrower or Parent, each of the Loan Documents to which Borrower or Parent is or is to become a party; (b) to make Tranche A, B or C Drawdown Requests (with respect to Borrower only); and (c) to give notices and to take other action on its behalf under the Loan Documents; (ii) attaching (a) its charter or other incorporation documents (and all amendments thereto) as in effect on the Closing Date, (b) its by-laws (and all amendments thereto) as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of Borrower and Parent as being true and complete on the Closing Date, and (c) a certificate of good standing from the Secretary of State of the jurisdiction of its incorporation and of each other jurisdiction in which it is qualified to do business, and
(iii) attaching a copy of all corporate action necessary for the valid execution, delivery and performance by Borrower and Parent of each of the Loan Documents to which it is or is to become a party, certified as true and correct and in full force and effect as of the Closing Date by the Secretary or Assistant Secretary of each of Borrower and Parent, respectively.

(S)C.  Validity of Liens.
       -----------------

       The Borrower Security Agreement and the Pledge Agreement shall each be effective to create in favor of the Collateral Agent for the benefit of the Collateral Agent and the lenders and agents parties to the Intercreditor Agreement a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) priority security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Collateral Agent to protect and preserve such security interests shall have been duly effected and all such documents shall have been duly executed by Borrower and Parent. The Collateral Agent shall have received evidence thereof in form and substance satisfactory to the Collateral Agent.

(S)D.  Search Reports and Related Documents.
       ------------------------------------

       The Administrative Agent shall have received (i) such UCC, tax, patent, trademark and judgment lien search reports with respect to such applicable public offices where Liens are filed, as shall be acceptable to the Administrative Agent, disclosing that there are no Liens of record in such official's office covering any Collateral or showing Borrower or Parent as a debtor thereunder other than those Liens listed on Schedule 8.2, (ii) a
                                                   ------------
certificate of the Borrower and Parent signed by an authorized officer of each thereof, dated the Closing Date, certifying that, as of the Closing Date, there will exist no Liens on the Collateral other than Permitted Liens, and (iii) duly executed UCC-1 financing statements with respect to the Collateral (other than Pledged Collateral), to be filed in each office as determined by the Administrative Agent.
(S)E.  Certificates of Insurance.
       -------------------------

       The Collateral Agent shall have received on the Closing Date (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Borrower Security Agreement and (S)7.6 of this Loan Agreement and (b) copies of all policies evidencing such insurance (with copies certified by the applicable insurer(s) to be delivered to Collateral Agent within thirty (30) days after the Closing Date) which shall contain provisions naming the Collateral Agent as an additional insured and loss payee on behalf of the lenders and agents parties to the Intercreditor Agreement as their respective interests may appear, and providing for 30 days' prior written notice to Administrative Agent of cancellation or diminishment.

(S)F.  Solvency Certificate.
       --------------------

       Each of the Lenders and the Administrative Agent shall have received an officer's certificate of Borrower and Parent dated as of the Closing Date as to the Solvency of Borrower and Parent following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Administrative Agent and Lenders.

(S)G.  Opinions of Counsel to Borrower.
       -------------------------------

     Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion of Borrower's counsel addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent and substantially in the form of Exhibit G hereto, addressing such matters as, without limitation,
            ---------
corporate good standing, authority and capacity to enter into the Loan Documents to which Borrower is or will become a party thereto, perfection of security interests and pledges, and the validity, binding nature and enforceability of the Loan Documents to which Borrower is or will become a party.

(S)H.  Opinions of Counsel to Parent.
       -----------------------------

       Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion of Parent's counsel addressed to the Lenders and Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and Administrative Agent and substantially in the form of Exhibit H hereto, addressing such matters as, without limitation,
        ---------
corporate good standing, authority and capacity to enter into the Loan Documents to which Parent is or will become a party thereto, perfection of security interests and pledges, and the validity, binding nature and enforceability of the Loan Documents to which Parent is or will become a party.
(S)I.  Opinion of FCC Counsel.
       ----------------------

IN WITNESS WHEREOF, the undersigned have duly executed this Loan Agreement as a sealed instrument as of the date first set forth above.


                                    BORROWER:
                                    --------

                                    OMNIPIOINT COMMUNICATIONS INC.

                                    By:
                                       --------------------------------
                                    Name:  Harry Plonskier
                                    Title: Vice President, Finance



                                    ADMINISTRATIVE AGENT:
                                    --------------------

                                    NORTHERN TELECOM INC.

                                    By:
                                       --------------------------------
                                    Name:
                                    Title:



                                    THE LENDERS:
                                    -----------

                                    NORTHERN TELECOM INC.

                                    By:
                                       --------------------------------
                                    Name:
                                    Title:

       No Material Adverse Effect shall have occurred, or could be reasonably anticipated to occur with respect to Borrower and Parent since (a) the Balance Sheet Date and (b) from that described in the Information, and the Administrative Agent and each of the Lenders shall receive a certificate of the Chief Financial Officer of Borrower and Parent dated the Closing Date to that effect.

(S)O.  Delivery of Approved Operating Business Plans.
       ---------------------------------------------

       Borrower shall have delivered to Administrative Agent and each Lender each of its (i) Initial Approved Annual Operating Business Plan and its (ii) Approved Full Term Operating Business Plan, along with a certificate of its Chief Financial Officer dated the Closing Date certifying as to the reasonableness of the assumptions and expectations contained in each of (i) and
(ii) when made, and as of the Closing Date, and certifying that there are presently no known facts which would make (i) and (ii) misleading in any material respect, and attaching a copy of resolutions of the Board of Directors of Borrower approving each of (i) and (ii), certified as true and correct and in full force and effect as of the Closing Date by the Secretary of Borrower. (Administrative Agent acknowledges satisfaction of the requirements of this (S)9.15 prior to the date hereof)

(S)P.  Representations and Warranties.
       ------------------------------

       All representations and warranties shall be true and correct as of the Closing Date in all material respects and Administrative Agent and each Lender shall have received a certificate of the Chief Financial Officer of Borrower dated the Closing Date to that effect.

(S)Q.  No Conflicts.
       ------------

       The Administrative Agent and each of the Lenders shall have received a certificate of an authorized officer of Borrower and Parent to the effect that the execution, delivery or carrying out of the terms of the Loan Documents to which they are a party or the Supply Agreement or any other agreement between the parties will not constitute a Default under, conflict with, require any consent under (other than consents which have been obtained) or result in the creation or imposition of, or obligation to create, any Lien upon the Collateral of the Borrower or the Parent pursuant to the terms of any mortgage, indenture, contract, agreement, judgment, decree or order, which defaults, conflicts and consents, if not obtained, separately or taken as a whole, could reasonably be expected to have a Material Adverse Effect.

(S)R.  Delivery of Pledged Shares.
       --------------------------

       The Parent shall have delivered to the Collateral Agent under the Intercreditor Agreement all pledged stock certificates representing all of the issued and outstanding Stock of the

Borrower owned by Parent, which shall not be less than 95.6% of all of Borrower's issued and outstanding shares, together with stock powers executed in blank.

(S)S.  Material Agreements.
       -------------------

       The Administrative Agent and each of the Lenders shall have received a copy of each agreement set forth on Schedule 9.19 attached hereto, and all other
                                    -------------
Material Employment Agreements set forth on Schedule 1.3 attached hereto, and
                                            ------------
similar contracts and agreements, including, without limitation, those with the key management personnel and categories of key officers or employees to be hired listed on Schedule 8.10, hereto, including all amendments thereto.
          -------------

(S)T.  No Change in Control.
       --------------------

       No Change in Control shall have occurred from the Closing Date.

(S)U.  Supply Agreement.
       ----------------

       All representations and warranties contained in the Supply Agreement shall be true and correct in all material respects and no Event of Default, Default or breach shall have occurred or be continuing thereunder, and the Administrative Agent and each Lender shall have received a certificate of the Borrower's Chief Financial Officer to that effect dated the Closing Date.

(S)V.  Assignment of Intellectual Property.
       -----------------------------------

       Borrower shall provide Collateral Agent with evidence reasonably satisfactory to Collateral Agent that all material Intellectual Property required for Borrower to operate its business is assignable to Collateral Agent on behalf of the lenders and agents party to the Intercreditor Agreement (subject to customary fees and charges);

(S)W.  Other Documents.
       ---------------

     The Administrative Agent, Collateral Agent and each Lender shall receive all other documents, instruments and opinions from Borrower and Parent (including opinions of counsel for Borrower and Parent) as Administrative Agent, Collateral Agent and each Lender may reasonably request, in form and substance satisfactory to Administrative Agent, Collateral Agent and each Lender and their counsel, and which shall be in full force and effect on the date of the initial disbursement under this Loan Agreement.

(S)X.  CONDITIONS TO ALL BORROWINGS.
       ----------------------------

       The obligations of the Lenders to make any Loan, including the initial Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

(S)A.  Draw Request.
       ------------

       The Administrative Agent shall have received a properly completed Draw Request.

(S)B.  Representations True; No Event of Default.
       -----------------------------------------

       Each of the representations and warranties of Borrower contained in this Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Loan Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall have received a certificate of an authorized officer of Borrower to such effect.

(S)C.  No Legal Impediment.
       -------------------

       No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan and no order of any court or Governmental Body has been entered prohibiting the consummation of the transactions contemplated by the Loan Documents.

(S)D.  Governmental Regulation.
       -----------------------

       Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

(S)E.  Proceedings and Documents.
       -------------------------

       All proceedings in connection with the transactions contemplated by this Loan Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders, the Collateral Agent, the Administrative Agent and the Administrative Agent's Special Counsel, and the Lenders, the Collateral Agent, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent or the Collateral Agent may reasonably request.

(S)XI.  EVENTS OF DEFAULT; ACCELERATION; ETC.
        ------------------------------------

(S)A.  Events of Default and Acceleration.
       ----------------------------------

       Upon the occurrence and during the continuance of any of the following events after any applicable cure period, if any:

          a. Borrower shall fail to pay (i) any principal of the Loans or the Origination Fee when the same shall become due and payable, (ii) any interest on the Loans or other sums hereunder or under any of the other Loan Documents to which it is a party as and when due, or (iii) any mandatory prepayment of the principal required under (S)3.2 hereof as and when due, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment if such failure continues for three (3) consecutive days;

          b. Borrower shall fail to comply with any of the covenants contained in (S)(S)7.6, 7.15, 7.16, 7.18J, 7.18K, 7.18L, 7.18M, 7.18O, 7.19, 7.20 and
(S)(S)8.1-8.10 of the Loan Agreement;

          c. Borrower shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)11.1) and such failure shall continue for a period of thirty (30) days;

          d. any representation or warranty under the Loan Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Loan Agreement or any Loan Document shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          e. Borrower shall commit a breach or Default under the Supply Agreement which would entitle the Supplier thereunder to exercise its remedies under Section 12 thereunder and which is not cured within ten (10) Business Days thereunder;

          f. Borrower shall (i) make an assignment for the benefit of creditors, or (ii) admit in writing its inability to generally pay or generally fail to pay its debts as they mature or become due, or (iii) petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of Borrower or of any substantial part of the assets of Borrower or (iv) shall commence any case or other proceeding relating to Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction providing for the relief of debtors, now or hereafter in effect, or (v) shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against Borrower and the Borrower shall indicate its approval thereof, consent thereto or acquiescence therein or shall not be able to have such proceeding dismissed within thirty (30) days thereof;

          g. a default or an event or circumstance which with notice or lapse of time or both would become a default shall have occurred or an event or circumstance which with notice of lapse of time or both would become a default shall have occurred under any other obligation of Borrower for borrowed money permitted hereunder for an amount in excess of $5 million, the result of which is that the holder or holders to whom such Indebtedness is owed has the right under the governing documents to accelerate such Indebtedness;

          h. there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) consecutive days, any judgment against Borrower that, exceeds $1,000,000 net of insurance proceeds, if any, or any such judgment shall not have been bonded pending appeal within thirty (30) days of the entry thereof;

          i. any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          j. with respect to any Guaranteed Pension Plan, an ERISA Event shall have occurred and the Required Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of Borrower to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $250,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan; or appointed a trustee to administer or liquidate any plan;

          k. the Borrower shall be the subject of writs of attachment or garnishment and the like that might have a Material Adverse Effect and that are unstayed for a period of thirty (30) consecutive days or any such attachment shall not have been bonded over within thirty (30) days of the entry thereof;

          l.  the Insolvency of Borrower or Parent;

          m. the FCC or any other Governmental Body cancels, revokes or suspends any of Borrower's material Licenses for the New York PCS Network or fails to renew any such License or Licenses;

          n. the FCC or any other Governmental Body commences any proceeding to cancel, revoke or suspend any of Borrower's material Licenses for the New York PCS Network which proceeding for the cancellation, revocation or suspension (i) could reasonably be expected to have a Material Adverse Effect and (ii) has not been stayed or enjoined by Borrower within five (5) business days of the commencement of any such proceeding;

          o.  Borrower shall fail to pay when due amounts owing the FCC unless
(i) Borrower's failure to pay can reasonably be expected, in the sole judgment of Administrative Agent, not to result in any cancellation, revocation or suspension of Borrower's License for the New York PCS Network or (ii) Borrower has obtained a stay or injunction against any action by the FCC to cancel, revoke or suspend such License notwithstanding Borrower's failure to pay;

          p. an Event of Default shall have occurred under the Notes, the Security Agreement, the Pledge Agreement or any other Loan Document;

          q.  a Change in Control has occurred;

Then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to Borrower (i) declare the obligation of each Lender to make Loans to be terminated, whereupon the same shall forthwith terminate and/or (ii) declare all amounts owing with respect to this Loan Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower; provided that
                                                                   --------
in the event of any Event of Default specified in (S)11.1(f) all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

(S)B.  Remedies.
       --------

       Upon the occurrence of an Event of Default under the Loan Documents, the Collateral Agent, subject to the provisions of the Intercreditor Agreement shall have the right to exercise its remedies under the Borrower Security Agreement, the Pledge Agreement and the Guaranty Agreement, and/or as allowed under applicable law.

     In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Required Lenders shall have accelerated the maturity of the Loans pursuant to (S)11.1, each Lender, if owed any amount with respect to the Loans may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Loan Agreement and the other Loan Documents or any instrument pursuant to which the Borrower's Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become
    --------
due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the Collateral Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

(S)C. Distribution of Collateral Proceeds.
      -----------------------------------

      In the event that, following the occurrence or during the continuance of any Default or Event of Default and subject to the provisions of any applicable Intercreditor Agreement, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of the Borrower Security Agreement, the Pledge Agreement and the Guaranty Agreement or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                a. First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Loan Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

                b. Second, to all other Borrower Obligations in such order or preference as the Required Lenders may determine; provided, however, that
                                                  --------  -------
distributions in respect of such Borrower Obligations to the Lenders with respect to each type of Borrower Obligation such as interest, principal, fees and expenses, shall be made among the Lenders pro rata; and provided, further, that the Administrative
                       --------      --------  -------
Agent may in its discretion make proper allowance to take into account any Borrower Obligations not then due and payable;

                c. Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Borrower Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the State of New York; and

                d. Fourth, the excess, if any, shall be returned to Borrower or to such other Persons as are entitled thereto.

(S)XII.  SETOFF.
         ------

Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to Borrower and any securities or other property of Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Borrower's Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Borrower to such Lender. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender, and (b) if such Lender shall receive from Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Lender by proceedings against Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims,
                                               --- -----
subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it, its proportionate payment as contemplated by this Loan Agreement; provided that if all or any part of such excess payment is thereafter
           --------
recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

(S)XIII.  THE ADMINISTRATIVE AGENT.
          ------------------------

(S)A.  Authorization.
       -------------

       The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed
         --------
herein or therein shall be implied to have been assumed by the Administrative Agent and provided further that wherever the determination, consent or approval
          -------- -------
(and the like) of the Administrative Agent is required by any of the Loan Documents, the Administrative Agent may agree with the Lenders (which agreement shall not modify the terms of this Loan Agreement or the other Loan Documents) that Administrative Agent will make determinations or grant or deny such consents or approvals as directed by the Required Lenders. The relationship between the Administrative Agent and the Lenders is and shall be that of agent and principal only, and nothing contained in this Loan Agreement or any of the other Loan Documents shall be construed to constitute the Administrative Agent as a trustee for any Lender.

(S)B.  Employees and Administrative Agents.
       -----------------------------------

       The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Loan Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine and all reasonable fees and expenses of any such Persons shall be paid by Borrower.

(S)C.  No Liability.
       ------------

       Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

(S)D.  No Representations.
       ------------------

       The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Loan Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of Borrower or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of Borrower. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the creditworthiness or financial conditions of Borrower. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Loan Agreement.

(S)E.  Payments.
       --------

          a. A payment by Borrower to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the
                             --- ----
Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

          b. If in the reasonable opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, or until the Administrative Agent in its sole opinion determines that it is not subject to liability. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court. The Administrative Agent shall pay to the Lenders interest at the rate calculated in accordance with (S)2.6 on such amounts that were withheld promptly after the Administrative Agent receives payment in full of such amounts.

          c.

       Notwithstanding anything to the contrary contained in this Loan
Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Administrative Agent its pro rata share of any Loan or (ii) to
                                          --------
comply with the provisions of (S)12 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of
                                                              --------
such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Loan Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender
           --------
hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all
                                                        --------
outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect
--------
immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

(S)F.  Holders of Notes.
       ----------------

       The Administrative Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

(S)G.  Indemnity.
       ---------

       The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent has not been reimbursed by Borrower as required by (S)14), and liabilities of every nature and character arising out of or related to this Loan Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

(S)H.  Administrative Agent as Lender.
       ------------------------------

       In its individual capacity, NTI shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes, as it would have were it not also the Administrative Agent.

(S)I.  Resignation or Removal.
       ----------------------

       The Administrative Agent may resign at any time by giving sixty (60) days' prior written notice thereof to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to Borrower. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A-1 or its equivalent by Standard & Poor's Corporation or P-1 Moody's Investors Services, Inc. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Loan Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent. The Administrative Agent may be removed by the Required Lenders for cause if the Administrative Agent shall fail in a material way to perform its duties hereunder and the provisions of this (S)13.9 shall apply to the appointment of a successor Administrative Agent.

(S)J.  Notification of Defaults and Events of Default.
       ----------------------------------------------

       Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent and the Collateral Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this (S)13.10 it shall promptly notify the other Lenders and the Collateral Agent of the existence of such Default or Event of Default.

(S)K.  Duties in the Case of Enforcement.
       ---------------------------------

       Except to the extent otherwise provided for in the Intercreditor Agreement, in case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Borrower's Obligations shall have occurred, the

Administrative Agent shall, subject to the provisions of the Intercreditor Agreement, the Borrower Security Agreement, the Pledge Agreement and the Guaranty Agreement if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Borrower Security Agreement, the Pledge Agreement or the Guaranty Agreement authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. Subject to the Intercreditor Agreement, the Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply
                      --------
with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

(S)XIV. EXPENSES.
        --------

Borrower agrees to pay (a) the costs of producing and reproducing this Loan Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than taxes based upon the Administrative Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Loan Agreement (Borrower hereby agreeing to indemnify the Administrative Agent and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any counsel to the Administrative Agent incurred in connection with the structuring, negotiation, drafting, preparation, execution, delivery, administration and/or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and all amendments, modifications, approvals, consents, waivers and other post-closing matters or in the enforcement or protection of rights hereto or hereunder, (d) the fees, expenses and disbursements of the Administrative Agent incurred in connection with the structuring, negotiation, drafting, preparation, execution, delivery, administration or interpretation of the Loan Documents and other instruments mentioned herein, and all amendments, modifications, approvals, consents, waivers and other post-closing matters, or in the enforcement or protection of its rights, (e) all out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Administrative Agent (provided
                                                                      --------
that, such fees are reasonably comparable to fees customarily charged by outside
----
counsel) and
reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against Borrower or the administration thereof after the occurrence of a Default or Event of Default (including engineering, appraiser and investment banking charges) and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with Borrower, provided,
                                                                   --------
however, that the Borrower will not be obligated to reimburse Lender or the
-------
Administrative Agent under this subparagraph (e)(ii) to this (S)14, if and only if, a court of competent jurisdiction enters a final nonappealable judgment determining that the litigation, proceeding or dispute commenced by the Lender or the Administrative Agent was not warranted by existing law or by a nonfrivolous argument for the extension, modification or reversal of existing law or the establishment of new law and that the factual allegations of the Lender or the Administrative Agent did not and were not likely to have evidentiary support after reasonable opportunity for further investigation or discovery, and (f) all closing or signing costs, including stamp or registration costs and related taxes and charges, and all fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC and other lien searches and UCC filings. The covenants of this (S)14 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

       Borrower shall also pay all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent incurred by Administrative Agent and/or each Lender in connection with (i) verification of the Information, and (ii) due diligence with respect to Borrower and its Parent.

(S)XV. INDEMNIFICATION.
       ---------------

Borrower agrees to indemnify and hold harmless the Collateral Agent, the Administrative Agent and the Lenders, the respective Affiliates of the Collateral Agent, Administrative Agent and the Lenders, and the respective officers, directors, employees, agents (including, without limitation each of their counsel and with respect to the Collateral Agent, reasonable allocated costs and expenses of in-house counsel and legal staff), and controlling persons of the Collateral Agent, Administrative Agent and each Lender and each such Affiliate (each, an "Indemnified Party") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel) of every nature and character arising out of or in connection with any actual or threatened claim, litigation, investigation or proceeding relating to this Loan Agreement or any of the other Loan Documents or the transactions contemplated hereby excluding, however, any such actions or expenses resulting from the gross negligence or willful misconduct of the Collateral Agent, the Administrative Agent or the Lenders, but including, without limitation, (a) any actual or proposed use by Borrower of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of Borrower comprised in the Collateral, (c) Borrower entering into or performing this Loan Agreement or any of the other Loan Documents or (d) with respect to Borrower and its properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Materials of Environmental Concern or any action, suit, proceeding or investigation brought or threatened with respect to any Materials of Environmental Concern (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding whether or not such Indemnified Party is a party thereto, and Borrower agrees to reimburse each Indemnified Party, upon demand, for all out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel) incurred in connection with any of the foregoing. In litigation, or the preparation therefor, the Collateral Agent, the Lenders and the Administrative Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of Borrower under this (S)15 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

        Borrower shall not make any claim against any Indemnified Party for any special, indirect or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based in contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated by, and the relationship established by, the Loan Documents, or any act, omission or event occurring in connection therewith, and Borrower and Parent hereby waive, release and agree not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in Borrower's or Parent's favor.

        The covenants contained in this (S)15 shall survive payment or satisfaction in full of all other of the Borrower's Obligations.

(S)XVI. SURVIVAL OF COVENANTS, ETC.
        --------------------------

All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of Borrower or Parent pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Loan Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans and for such further time as may be otherwise expressly specified in this Loan Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of Borrower or pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by Borrower or Parent hereunder.

(S)XVII. ASSIGNMENT AND PARTICIPATION.
         ----------------------------

(S)A.  Conditions to Assignment by Lenders.
       -----------------------------------

       Except as provided herein, each Lender may assign to one or more assignees (each, an "Eligible Assignee") all or a portion of its interests, rights and obligations under this Loan Agreement (including all or a portion of its Commitment Percentage and its Lender's Commitment and the same portion of the Loans at the time owing to it and the Notes held by it); provided that:
                                                             --------
(a) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Loan Agreement,
(b) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit D hereto (an
                                                        ---------
"Assignment and Acceptance"), together with any Notes subject to such assignment. At no time shall Administrative Agent or any Lender assign any of their respective rights to a competitor of the Borrower. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in (S)17.3, be released from its obligations under this Loan Agreement and under the Intercreditor Agreement accruing after the date of such assignment.

(S)B.  Certain Representations and Warranties; Limitations; Covenants.
       --------------------------------------------------------------

       By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other Person primarily or secondarily liable in respect of any of the Borrower's Obligations, or the performance or observance by Borrower or any other Person primarily or secondarily liable in respect of any of the Borrower's Obligations or any of their obligations under this Loan Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Loan Agreement and the Intercreditor Agreement, together with copies of the most recent financial statements referred to in (S)6.4 and (S)7.18 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Loan Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Loan Agreement and the Intercreditor Agreement are required to be performed by it as a Lender; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

(S)C.  Register.
       --------

       The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Loan

Agreement. The Register shall be available for inspection by Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $1,000.

(S)D.  New Notes.
       ---------

       Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Note, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this (S)17.4 Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to Borrower.

(S)E.  Participations.
       --------------

       Each Lender may sell participations to one or more banks or other entities in all or a portion of such Lender's rights and obligations under this Loan Agreement and the other Loan Documents; provided that (a) each such
                                             --------
participation shall be in an amount of not less than $3,500,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to Borrower, and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant or extend any regularly scheduled payment date for principal or interest.

(S)F.  Disclosure.
       ----------

       Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Loan Agreement to assignees or participants and potential assignees or participants hereunder; provided that
                                                                --------
such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information, (b) not to disclose such information to a third party, and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

(S)G.  Assignee or Participant Affiliated with any of Borrower.
       -------------------------------------------------------

       If any assignee Lender is an Affiliate of Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to (S)11.1 or (S)11.2, and the determination of the Required Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans. If any Lender sells a participating interest in any of the Loans to a participant, and such participant is a Borrower or an Affiliate of a Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to (S)11.1 or (S)11.2 to the extent that such participation is beneficially owned by such Borrower or any Affiliate of such Borrower, and the determination of the Required Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans to the extent of such participation.

(S)H.  Miscellaneous Assignment Provisions.
       -----------------------------------

       If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this (S)17 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Loan Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Lenders organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

(S)I.   No Assignment by Borrower.
        -------------------------

       Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents.

(S)XVIII. LENDER'S AND ADMINISTRATIVE AGENT'S RELATIONSHIP TO BORROWER.
          ------------------------------------------------------------

Borrower (and not the Administrative Agent or any Lender) has the sole responsibility for the operation, control and management of the business of the Borrower, and the Administrative Agent's and each Lender's rights under the Loan Documents are only those of Administrative Agent to the Lenders and a secured creditor, respectively. The relationship created between each Lender, on the one hand, and Borrower, on the other, is that of creditor and debtor, and each Lender is not, nor shall it be deemed to be or treated as, a partner, joint-venturer or co-venturer, with Borrower.

(S)XIX. NOTICES, ETC.
        ------------

Except as otherwise expressly provided in this Loan Agreement, all notices and other communications made or required to be given pursuant to this Loan Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States or Canadian registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                     Borrower:
                     --------

                     Omnipoint Communications Inc.
                     49 Old Bloomfield Road
                     Mountain Lakes Corporate Center
                     Mountain Lakes, New Jersey  07046
                     Attn:  Harry Plonskier
                     (fax no. (201) 257-2425)

                     with a copy to:

                     Piper & Marbury, L.L.P.
                     1200 19th Street, N.W.
                     Washington, DC  20036
                     Attn:  Edwin Martin, Esq.
                     (fax no. (202) 861-6317)

                     Administrative Agent:
                     --------------------

                     Northern Telecom Inc.
                     200 Athens Way

                     Nashville, Tennessee  37228
                     Attn:  Roger A. Schechter, Esq.
                     (fax no. (615) 734-4067)

                     and

                     Northern Telecom Inc.
                     2221 Lakeside Blvd.
                     Richardson, Texas  75082
                     Attn:  Adrian J. Donoghue
                     (fax no. (214) 684-3929); and
                     Attn:  Paul Day
                     (fax no.  (214) 684-3679)

                     with a copy to:

                     Hale and Dorr
                     60 State Street
                     Boston, Massachusetts 02109
                     Attn:  Andrew H. Cohn, Esq.
                     (fax no. (617) 526-5000)

                     Collateral Agent:
                     ----------------

                     Mellon Bank, N.A.
                     as Collateral Agent
                     701 Market Street
                     Philadelphia, PA 19106

                     Parent Guarantor:
                     ----------------

                     Omnipoint Corporation
                     2000 North 14th Street
                     Suite 550
                     Arlington, Virginia 22201
                     Attn.  Bradley E. Sparks
                     (fax no. (703) 522-0288)

                     with a copy to:

                     Piper & Marbury, L.L.P.
                     1200 19th Street, N.W.
                     Washington, DC  20036
                     Attn:  Edwin Martin, Esq.
                     (fax no. (202) 861-6317)

       If a notice should be sent to any other Lender, it shall be sent to such address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

       Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. The parties hereby deem all notices sent by telecopy or facsimile original documents and all signatures on such notices, originals.

(S)XX. PROCESS AGENT.
       -------------

Borrower hereby appoints Piper & Marbury, 1200 19th Street, N.W., Washington, DC 20036, Attn: Edwin Martin, Esq., as its legally authorized process agent to accept service on behalf of Borrower.

(S)XXI. GOVERNING LAW.
        -------------

THIS LOAN AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF STATE LAW). BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH BORROWER BY MAIL TO PIPER & MARBURY AT THE ADDRESS SPECIFIED IN (S)20. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(S)XXII. CERTIFICATES OF OFFICERS OF BORROWER.
         ------------------------------------

With respect to all certificates of officers of Borrower which Borrower is obligated to deliver to Administrative Agent under the Loan Documents, the officers signing such certificates will have no personal liability therefor except with respect to fraud, gross negligence and intentional misconduct.

(S)XXIII. CONFIDENTIALITY.
          ---------------

Prior to disclosure to any Eligible Assignee, the Administrative Agent will obtain a written confidentiality agreement from such Eligible Assignee with respect to the following items: (i) the Approved Full Term Operating Business Plan, (ii) the Approved Annual Operating Business Plan, (iii) the terms of the Material Employment Agreements, and (iv) detailed pricing information and variance analyses previously provided to the Administrative Agent. The confidentiality agreement will contain terms providing for the protection to the Borrower having terms substantially as set forth in the following paragraph and shall survive the execution by an Eligible Assignee of an Assignment and Acceptance Agreement. Notwithstanding anything to the contrary herein, the Administrative Agent shall be permitted to summarize generally basic business information relating to the Borrower and its Affiliates to nonaffiliated third parties and Eligible Assignees, such as information that is or would be of public knowledge by reason of a public offering or otherwise.

The Administrative Agent and each Lender agree to keep the type of information listed in (i) through (iv), above furnished by Borrower confidential except for disclosure (i) to legal counsel, accountants, and other professional advisors to Administrative Agent and each Lender, (ii) to bank and financial institution regulatory officials with regulatory control over Lender, (iii) as requested pursuant to or as required by law, regulation, or legal process, (iv) in connection with any legal proceeding to which that Administrative Agent or any Lender is a party, or (v) in connection with any court order.

(S)XXIV. CHANGES IN FCC PAYMENT SCHEDULES.
         --------------------------------

In the event the FCC modifies Borrower's payment requirements relating to the Borrower's FCC License so that such payment requirements materially differ from that which were in effect as set forth in the Approved Full Term Operating Business Plan, Borrower and the Administrative Agent will endeavor in good faith to renegotiate the covenants contained in (S)7.19 hereof in order to reflect such change, it being understood that until the Administrative Agent and Borrower shall reach agreements on such new covenants, the covenants contained in (S)7.19 hereof continue to be effective.

(S)XXV. HEADINGS.
        --------

The captions in this Loan Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

(S)XXVI. COUNTERPARTS.
         ------------

This Loan Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Loan Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

(S)XXVII. ENTIRE AGREEMENT, ETC.
          ---------------------

The Loan Documents and any other documents executed in connection herewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Loan Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (S)29.

(S)XXVIII. WAIVER OF JURY TRIAL.
           --------------------

BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS LOAN AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY LENDER OR THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE ADMINISTRATIVE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

(S)XXIX. CONSENTS, AMENDMENTS, WAIVERS, ETC.
         ----------------------------------

Any consent or approval required or permitted by this Loan Agreement to be given by the Lenders may be given, and any term of this Loan Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by Borrower of any terms of this Loan Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of Borrower and the written consent of the Administrative Agent and the Required Lenders. Notwithstanding the foregoing, the rate of interest on the Notes, the term of the Notes, the amount of the Commitments of the Lenders, and the amount of the Origination Fee may not be changed without the written consent of Borrower and the written consent of each Lender affected thereby; the definition of Required Lenders may not be amended without the written consent of all of the Lenders; and the amount of the Administrative Agent's Fee payable for the Administrative Agent's account and
(S)13 may not be amended without the written consent of the Administrative Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon Borrower shall entitle Borrower to other or further notice or demand in similar or other circumstances.

The Lenders will consider in good faith amendments proposed by the Borrower that are intended to reconcile any apparent conflicts between the provisions of
(S)(S)3.2B, 3.2C, 7.19 and 8.1 through 8.5 of this Agreement and the related provisions of the Ericsson Loan

Agreement, provided that nothing herein shall obligate the Lenders to agree to any such amendments.

(S)XXX. IMMUNITIES.
        ----------

The Borrower hereby waives any and all rights against immunity from jurisdiction, attachment (both before and after judgment) and execution to which it might be entitled.

(S)XXXI. MATTERS RELATING TO THE COLLATERAL AGENT.
         ----------------------------------------

The Borrower will pay the Collateral Agent a fee in an amount, computed as provided and payable at the times separately agreed to by the Collateral Agent and the Borrower. In addition, the Borrower will pay on demand all costs and expenses of the Collateral Agent (with respect to the Collateral Agent, including reasonable allocated costs and expenses of in-house counsel and legal staff)in connection with the preparation, execution, delivery, performance, administration, enforcement, modification and amendment of this Intercreditor Agreement, the Borrower Security Agreement, the Parent Pledge Agreement and/or any other Loan Document at any time, including without limitation the reasonable fees and expenses of counsel (with respect to the Collateral Agent, including reasonable allocated costs and expenses of in-house counsel and legal staff)and the costs and expenses incurred by the Collateral Agent in the course of performing its duties and obligations as Collateral Agent.

(S)XXXII. AMENDMENTS, ETC. TO INTERCREDITOR AGREEMENT.
          -------------------------------------------

Neither the Administrative Agent nor the Lenders shall consent to any amendment or modification of, supplement to or replacement of or substitution for the Intercreditor Agreement unless either

       (a)  the Borrower shall have consented thereto in writing, or

       (b) at the time at which such amendment, modification or waiver is entered into a Default, or any event that, with the passage of time or giving of notice or both would constitute an event of default under any other Permitted Loan Agreement, shall have occurred and be continuing.

(S)XXXIII. SEVERABILITY.
           ------------

The provisions of this Loan Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Loan Agreement in any jurisdiction.

IN WITNESS WHEREOF, the undersigned have duly executed this Loan Agreement as a sealed instrument as of the date first set forth above.


                                     BORROWER:
                                     --------

                                     OMNIPOINT COMMUNICATIONS INC.


                                     By:
                                        ----------------------------------------
                                        Name:  Harry Plonskier
                                        Title: Vice President, Finance


                                     ADMINISTRATIVE AGENT:
                                     ---------------------

                                     NORTHERN TELECOM INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     THE LENDERS:
                                     ------------

                                     NORTHERN TELECOM INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title: